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Exhibit 4.7

CONFIDENTIAL

Mr Keki Dadiseth
Non-executive Director,
Prudential plc

11 April 2006

Dear Keki

DIRECTORS' AND OFFICERS' PROTECTION—CHANGES TO YOUR BENEFITS

 As a result of changes in the law relating to indemnities given to directors and officers, we have revised the form of indemnity to take advantage of the additional protections now available. This new indemnity is set out in the Schedule to this letter, and is in addition to the indemnity that you already hold.

In summary, you now have the following benefits, to the extent maintained by Prudential plc (Prudential) or its subsidiaries (within the meaning of the Companies Act 1985) (the Group) from time to time:

(a)
Directors' and officers' liability insurance cover, subject to its terms and conditions;

(b)
An indemnity from Prudential, which you already hold; and

(c)
A new indemnity from Prudential, as set out in the Schedule to this letter.

Any amount payable to you under (a), (b) or (c) above shall not be offset against any amount payable by you which is contemplated under your employment contract or letter of appointment.

The indemnity in the Schedule will take effect as from 6 April 2005 and will supersede the indemnity you already hold only for the period from 6 April 2005 onwards. If you are an employee within the Group, it will be deemed to be incorporated in, and constitute an agreed amendment of, the terms and conditions of your employment.

You will continue to be eligible under the discretionary payments policy adopted by Prudential (subject to regular review) as set out in the separate letter to you dated 10 June 2004 (or later if you joined the Prudential after that date). The directors of Prudential and certain employees of the Group may rely on the existence of this policy to protect them from personal liability arising out of the bona fide performance of their duties.

Please countersign and date the enclosed duplicate of this letter and return it to me under cover marked private and confidential.

Yours sincerely

/s/ Peter Maynard

.........................................................
Peter Maynard
Company Secretary

Acknowledged and Agreed:

/s/ Keki Dadiseth

.........................................................

Date: 18th April 2006

Schedule
Indemnity

1.     Indemnity

  Subject to the following paragraphs of this Schedule, Prudential undertakes to indemnify each Beneficiary and hold each Beneficiary harmless against any and all losses, damages, costs, liabilities, demands, charges, penalties, fines or expenses (including without limitation any and all losses, costs, liabilities, charges or expenses properly and reasonably suffered or incurred (including advisory fees) in investigating, responding to, preparing for or disputing any claim, action, demand, proceedings, investigation, judgment or award, in each case whether or not successful, compromised or settled, which may be instituted, made, threatened or alleged against or otherwise involve any of the Beneficiaries in any jurisdiction (each a "Claim")) which the Beneficiaries may suffer or incur in any jurisdiction ("Losses") and which in any such case arise out of the carrying out or performance, whether before or after the date of the letter to which this indemnity is scheduled, by the Executive of the Executive's duties as a director, officer, employee, trustee, representative or like position of any member of the Group or as a director, officer, employee, trustee, governor, councillor, representative or like position in any external organisation where such position is held at the request of any member of the Group or as a result of being a director, officer, employee, trustee or representative, or holding like position in respect, of any member of the Group.

2.     Indemnity to take effect subject to law and regulation

  The indemnity contained in paragraph 1 shall not apply to the extent that it would be void by virtue of, or contravenes, the Companies Act 1985 or any other applicable law or regulation (including without limitation listing rules).

3.     Proceedings for which indemnity cannot be claimed

  Subject to paragraph 5, the indemnity contained in paragraph 1 shall not extend to any liability incurred by the Executive, (i) to any member of the Group, (ii) to pay a fine imposed in criminal proceedings, (iii) to pay a sum payable to a regulatory authority by way of a penalty in respect of non-compliance with any requirement of a regulatory nature (however arising), (iv) in defending any criminal proceedings in which the Executive is convicted, (v) as a result of, or in connection with any act or omission by the Executive which is determined by any relevant court, tribunal or other legal or regulatory authority, or otherwise judicially determined, to constitute fraud, dishonesty, bad faith, wilful default or criminal act on the part of the Executive, (vi) in defending civil proceedings brought by any member of the Group in which judgment is given against the Executive or (vii) in connection with any application under section 114(3) or (4) or 727 of the Companies Act 1985 in which the Court refuses to grant relief to the Executive.

4.     Loss of earnings and of other employment benefits

  The indemnity contained in paragraph 1 shall not apply in respect of any loss of earnings or of any other employment benefit, including but not limited to rights to bonus or other monetary incentives, share options or other share-based incentives or pension or other retirement benefits, which any Beneficiary may suffer as a result of any period of disqualification imposed by any relevant court, tribunal or other legal or regulatory authority.

5.     Advances in respect of proceedings

  Where any Beneficiary properly and reasonably suffers or incurs losses, costs, liabilities, charges or expenses (including without limitation advisory fees) in investigating, responding to, preparing for or disputing any Claim, the Executive shall be entitled to claim indemnity under paragraph 1 (for himself and/or on behalf of any Beneficiary) forthwith after the same becomes due and payable by the Beneficiary, provided that if such Claim:

  (a)
  relates to a criminal offence in relation to which the Executive is convicted;

  (b)
  relates to civil proceedings brought by any member of the Group in which judgment is given against the Executive;

  (c)
  relate to any matters in respect of which any relevant court, tribunal or other legal or regulatory authority determines that any act or omission by the Executive constitutes fraud, dishonesty, bad faith or wilful default on the part of the Executive; or

  (d)
  relates to any application under sections 144(3) or (4) or 727 of the Companies Act 1985 in which the Court refuses to grant the Executive relief,

  Prudential shall be entitled to refuse to provide indemnification (or, as the case may be, any further indemnification) pursuant to the indemnity contained in paragraph 1 and where Prudential has already paid amounts to the Executive pursuant to the indemnity contained in paragraph 1, such amounts shall be reimbursed to Prudential by the Executive not later than (i) in the event of the Executive being convicted, the date on which such conviction has become final, (ii) in the event of judgment being given against the Executive, the date on which such judgment has become final or (iii) in the event of the court refusing to grant the Executive relief on the application, the date on which such refusal for relief has become final.

6.     Termination and survival

  The provisions of this Schedule shall survive:

  (a)
  the Executive moving to another role within the Group which does not have the benefit of an indemnity equivalent to the indemnity contained in paragraph 1; and

  (b)
  the termination of an appointment of the Executive which is held at the request of any member of the Group, excluding:

  (i)
  termination by the Executive otherwise than in accordance with its terms (unless the circumstances are such as to entitle the Executive to treat himself as constructively dismissed); or

  (ii)
  termination by any member of the Group in accordance with any right to dismiss the Executive summarily for cause.

7.     Notification of Prudential

  The Executive shall notify Prudential in writing promptly upon becoming aware of any matter for which indemnity may be sought under paragraph 1, providing to Prudential all such information as the Executive has of the circumstances of the relevant matter, and shall thereafter notify Prudential of all developments in relation to such matter. The Executive acknowledges that Prudential may provide such information to its insurers and advisers and to any other member of the Group and agrees to respond promptly to all reasonable requests from Prudential in relation to any matter relating to the indemnity contained in paragraph 1.

2

8.     Conduct of Claims

  (a)
  The Executive shall, subject to paragraph 8(b), have conduct of the defence and settlement of any Claim, but Prudential shall have the right (but not the obligation) to associate itself with such Claim. Prudential shall not be required or, without the consent of the Executive (such consent not to be unreasonably withheld or delayed), permitted to assume the conduct of the Claim made against the Executive.

  (b)
  The Executive shall conduct all Claims diligently and competently using the legal and other representatives mutually acceptable to the Executive and Prudential. The Executive shall keep Prudential informed of the progress of any Claim and recognises the right of Prudential to provide at its discretion input into the conduct of any Claim. The Executive shall not settle or compromise any Claim without Prudential's consent (such consent not to be unreasonably withheld or delayed).

9.     Recovery against other persons

  If Prudential pays any amount in respect of any Loss and any Beneficiary is, or subsequently becomes, entitled to recover from any other person any amount in respect of such Loss (including without limitation by way of tax credit, allowance, repayment or relief), then, subject to there being no reasonable prospect of any Beneficiary being prejudiced and to Prudential agreeing to indemnify the Beneficiaries against all reasonable costs and expenses which might be incurred, Prudential may either:

  (a)
  request that the Executive take (or procure that any Dependant take) all reasonable steps to enforce such recovery. If Prudential so elects then the Executive must so act and must procure that all and any amounts recovered, less all reasonable costs, charges and expenses incurred and not recovered by any Beneficiary in making such recovery, will be applied in promptly repaying to Prudential the amount paid by Prudential in respect of the Loss; or

  (b)
  exercise its right to be subrogated to the extent of such payment to any or all the Beneficiaries' rights of recovery against third parties in respect of the payment. If Prudential so elects then the Executive shall (or shall procure that the Dependants shall), promptly on request from Prudential, execute all papers reasonably required and shall do everything necessary to enable Prudential to bring, maintain and conclude an action effectively, either in the name of all or any Beneficiaries or in its own name, at Prudential's discretion.

10.   Recovery under other indemnities and insurance

  (a)
  Subject to paragraph 10(c), the Executive agrees to take, and to procure that the Dependants take, all reasonable steps to claim and recover under any other indemnity or insurance policy before he makes a claim under the indemnity contained in paragraph 1. The indemnity contained in paragraph 1 operates only in excess of any right to indemnity or insurance which any Beneficiary may have (irrespective of any wording to the contrary in any indemnity or insurance policy concerned), and no person other than the Executive shall have the right to pursue any claim against Prudential under the indemnity contained in paragraph 1 (or to seek contribution from Prudential) whether in its own name or that of any Beneficiary.

3

  (b)
  Provided that the Executive complies with paragraph 10(a), Prudential will advance to the Executive the funds necessary to make a payment in respect of a Loss pending receipt by the Beneficiaries of the amounts due under any other indemnity and/or insurance policy in excess of which the indemnity contained in paragraph 1 operates. Any such advance will not operate to extinguish, erode or otherwise limit in any way whatsoever the Beneficiaries' entitlement under the other indemnity and/or insurance policy and the Executive shall remit (or shall procure that there shall be remitted) to Prudential all and any payments and/or benefits received pursuant thereto subsequent to the date of the advance required to repay the advance.

  (c)
  The obligation to take all reasonable steps to claim and recover under any other indemnity or insurance policy set out in paragraph 10(a) shall not operate in respect of any policy of executives' and officers' liability insurance for which any member of the Group is the named policyholder and which requires that any Beneficiary be indemnified by a member of the Group prior to any claim being brought under that policy.

11.   Deductions required to be made by Prudential or a Beneficiary

  (a)
  All amounts payable by Prudential to, or on behalf of, any Beneficiary under this indemnity will be paid without any deductions unless they are required by law. If any deductions are required by law, Prudential will pay to, or on behalf of, the Beneficiary an amount which will, after any deduction has been made, result in the Beneficiary receiving the same amount as the Beneficiary would have been entitled to receive in the absence of any requirement to make a deduction.

  (b)
  If any amount payable by Prudential under this indemnity is subject to tax in the hands of the Beneficiary in any jurisdiction, the amount payable will be increased so that the net amount received by the Executive after taking that tax into account is equal to the full amount which would have been received by the Beneficiary if that tax had not been payable.

  (c)
  To the extent that any Beneficiary obtains any tax credit, allowance, repayment or relief as a result of Prudential paying any increased amount under this paragraph 12, the Executive shall repay, or procure that the Dependant repays, to Prudential the amount necessary to reflect the principle that, after tax, the Beneficiary is to be put in the same position as if the deduction or charge to tax had not been required or incurred in the first place.

12.   No double recovery

  Notwithstanding the provisions of this Schedule, the Executive shall have the benefit of any indemnity, insurance, agreement, undertaking or commitment entered into with, or on his behalf by, any member of the Group whether before or after the date of the letter to which this indemnity is scheduled, provided that he shall not be entitled to recover more than once under this indemnity and any other indemnity, insurance, agreement, undertaking or commitment in respect of any Loss.

13.   Interpretation

  In this Schedule:

  (a)
  "Beneficiaries" mean the Executive and the Dependants;

  (b)
  "Claim" has the meaning ascribed to them in paragraph 1;

  (c)
  "Companies Act 1985" means the Companies Act 1985 as amended, modified, re-enacted or replaced from time to time;

4

  (d)
  "Dependant" means:

  (i)
  the Executive's spouse or civil partner;

  (ii)
  any other person (whether of a different sex or the same sex) with whom the Executive lives as partner in an enduring family relationship other than the Executive's grandparent or grandchild, sister, brother, aunt or uncle, or nephew or niece;

  (iii)
  the Executive's children or step-children;

  (iv)
  any children or step-children of a person within paragraph 13(d)(ii) (and who are not children or step-children of the Executive) who live with the Executive and have not attained the age of 18; and

  (v)
  the Executive's parents;

  (e)
  "director" shall include without limitation shadow director;

  (f)
  "Executive" means you;

  (g)
  "Group" means Prudential or any subsidiary or holding company of Prudential or any subsidiary of a holding company of Prudential;

  (h)
  "Losses" have the meaning ascribed to them in paragraph 1;

  (i)
  "Prudential" means Prudential plc;

  (j)
  "holding company" and "subsidiary" shall have the meanings ascribed to them in the Companies Act 1985;

  (k)
  references to a "conviction", "judgment" or "determination" is a reference to one that has become final. For these purposes, a conviction, judgment or determination becomes final:

  (i)
  if not appealed against, at the end of the period for bringing an appeal; or

  (ii)
  if appealed against, at the time when the appeal (or further appeal) is disposed of.

    An appeal is disposed of:

    (iii)
    if it is determined and the period for bringing any further appeal has ended; and

    (iv)
    if it is abandoned or otherwise ceases to have effect; and

  (l)
  any reference to the masculine shall as appropriate be a reference to the feminine.

14.   Claims and enforcement

  (a)
  Only Prudential shall be entitled to take steps in relation to the provisions of this Schedule. In taking any such step, Prudential may act for itself and/or on behalf of any of all other members of the Group.

  (b)
  Only the Executive and his personal representatives and estate shall be entitled to make a claim, and take any other steps, in relation to the provisions of this Schedule. In taking any such step, the Executive may act for himself and/or on behalf of any or all of the Dependants.

  (c)
  Subject to paragraphs 14(a) and (b), any person other than Prudential and the Executive may not enforce any of the provisions of this Schedule under the Contracts (Rights of Third Parties) Act 1999.

5

15.   Miscellaneous

  (a)
  The Executive may not assign or otherwise transfer any rights or obligations set out in this Schedule.

  (b)
  Any failure by Prudential or the Executive to exercise any right, power or privilege available under this Schedule is not a waiver for the purposes of this Schedule nor will any single or partial exercise thereof preclude any further exercise of any right, power or privilege.

  (c)
  The provisions of this Schedule may only be amended in writing signed by or on behalf of Prudential and the Executive.

  (d)
  If any provision of this Schedule is held to be illegal, invalid or unenforceable in whole or in part, the remaining provisions shall continue to be valid.

  (e)
  Prudential and the Executive acknowledge that any contract, agreement, commitment or undertaking in respect of the Executive's role as a director, officer, employee, trustee or representative of Prudential incorporates, and accordingly is made on and subject to, the provisions of the Memorandum and Articles of Association of Prudential.

16.   Governing law

  The provisions set out in this Schedule are governed by and must be interpreted in accordance with English law.

17.   Arbitration

  (a)
  Any dispute, controversy or claim arising out of or in connection with this Schedule shall be referred to and finally resolved by arbitration under the Rules or Arbitration of the International Chamber of Commerce ("ICC Rules") by three arbitrators appointed in accordance with the ICC Rules.

  (b)
  The seat of the arbitration shall be London and the language of the arbitration (in which each member of the tribunal shall be fluent) shall be English.

6

CONFIDENTIAL

Mr Michael Garrett
Non-executive Director,
Prudential plc

11 April 2006

Dear Michael

DIRECTORS' AND OFFICERS' PROTECTION—CHANGES TO YOUR BENEFITS

 As a result of changes in the law relating to indemnities given to directors and officers, we have revised the form of indemnity to take advantage of the additional protections now available. This new indemnity is set out in the Schedule to this letter, and is in addition to the indemnity that you already hold.

In summary, you now have the following benefits, to the extent maintained by Prudential plc (Prudential) or its subsidiaries (within the meaning of the Companies Act 1985) (the Group) from time to time:

(a)
Directors' and officers' liability insurance cover, subject to its terms and conditions;

(b)
An indemnity from Prudential, which you already hold; and

(c)
A new indemnity from Prudential, as set out in the Schedule to this letter.

Any amount payable to you under (a), (b) or (c) above shall not be offset against any amount payable by you which is contemplated under your employment contract or letter of appointment.

The indemnity in the Schedule will take effect as from 6 April 2005 and will supersede the indemnity you already hold only for the period from 6 April 2005 onwards. If you are an employee within the Group, it will be deemed to be incorporated in, and constitute an agreed amendment of, the terms and conditions of your employment.

You will continue to be eligible under the discretionary payments policy adopted by Prudential (subject to regular review) as set out in the separate letter to you dated 10 June 2004 (or later if you joined the Prudential after that date). The directors of Prudential and certain employees of the Group may rely on the existence of this policy to protect them from personal liability arising out of the bona fide performance of their duties.

Please countersign and date the enclosed duplicate of this letter and return it to me under cover marked private and confidential.

Yours sincerely

/s/ Peter Maynard

.........................................................
Peter Maynard
Company Secretary

Acknowledged and Agreed:

/s/ M Garrett

.........................................................

Date: 21/04/06

Schedule
Indemnity

1.     Indemnity

  Subject to the following paragraphs of this Schedule, Prudential undertakes to indemnify each Beneficiary and hold each Beneficiary harmless against any and all losses, damages, costs, liabilities, demands, charges, penalties, fines or expenses (including without limitation any and all losses, costs, liabilities, charges or expenses properly and reasonably suffered or incurred (including advisory fees) in investigating, responding to, preparing for or disputing any claim, action, demand, proceedings, investigation, judgment or award, in each case whether or not successful, compromised or settled, which may be instituted, made, threatened or alleged against or otherwise involve any of the Beneficiaries in any jurisdiction (each a "Claim")) which the Beneficiaries may suffer or incur in any jurisdiction ("Losses") and which in any such case arise out of the carrying out or performance, whether before or after the date of the letter to which this indemnity is scheduled, by the Executive of the Executive's duties as a director, officer, employee, trustee, representative or like position of any member of the Group or as a director, officer, employee, trustee, governor, councillor, representative or like position in any external organisation where such position is held at the request of any member of the Group or as a result of being a director, officer, employee, trustee or representative, or holding like position in respect, of any member of the Group.

2.     Indemnity to take effect subject to law and regulation

  The indemnity contained in paragraph 1 shall not apply to the extent that it would be void by virtue of, or contravenes, the Companies Act 1985 or any other applicable law or regulation (including without limitation listing rules).

3.     Proceedings for which indemnity cannot be claimed

  Subject to paragraph 5, the indemnity contained in paragraph 1 shall not extend to any liability incurred by the Executive, (i) to any member of the Group, (ii) to pay a fine imposed in criminal proceedings, (iii) to pay a sum payable to a regulatory authority by way of a penalty in respect of non-compliance with any requirement of a regulatory nature (however arising), (iv) in defending any criminal proceedings in which the Executive is convicted, (v) as a result of, or in connection with any act or omission by the Executive which is determined by any relevant court, tribunal or other legal or regulatory authority, or otherwise judicially determined, to constitute fraud, dishonesty, bad faith, wilful default or criminal act on the part of the Executive, (vi) in defending civil proceedings brought by any member of the Group in which judgment is given against the Executive or (vii) in connection with any application under section 114(3) or (4) or 727 of the Companies Act 1985 in which the Court refuses to grant relief to the Executive.

4.     Loss of earnings and of other employment benefits

  The indemnity contained in paragraph 1 shall not apply in respect of any loss of earnings or of any other employment benefit, including but not limited to rights to bonus or other monetary incentives, share options or other share-based incentives or pension or other retirement benefits, which any Beneficiary may suffer as a result of any period of disqualification imposed by any relevant court, tribunal or other legal or regulatory authority.

5.     Advances in respect of proceedings

  Where any Beneficiary properly and reasonably suffers or incurs losses, costs, liabilities, charges or expenses (including without limitation advisory fees) in investigating, responding to, preparing for or disputing any Claim, the Executive shall be entitled to claim indemnity under paragraph 1 (for himself and/or on behalf of any Beneficiary) forthwith after the same becomes due and payable by the Beneficiary, provided that if such Claim:

  (a)
  relates to a criminal offence in relation to which the Executive is convicted;

  (b)
  relates to civil proceedings brought by any member of the Group in which judgment is given against the Executive;

  (c)
  relate to any matters in respect of which any relevant court, tribunal or other legal or regulatory authority determines that any act or omission by the Executive constitutes fraud, dishonesty, bad faith or wilful default on the part of the Executive; or

  (d)
  relates to any application under sections 144(3) or (4) or 727 of the Companies Act 1985 in which the Court refuses to grant the Executive relief,

  Prudential shall be entitled to refuse to provide indemnification (or, as the case may be, any further indemnification) pursuant to the indemnity contained in paragraph 1 and where Prudential has already paid amounts to the Executive pursuant to the indemnity contained in paragraph 1, such amounts shall be reimbursed to Prudential by the Executive not later than (i) in the event of the Executive being convicted, the date on which such conviction has become final, (ii) in the event of judgment being given against the Executive, the date on which such judgment has become final or (iii) in the event of the court refusing to grant the Executive relief on the application, the date on which such refusal for relief has become final.

6.     Termination and survival

  The provisions of this Schedule shall survive:

  (a)
  the Executive moving to another role within the Group which does not have the benefit of an indemnity equivalent to the indemnity contained in paragraph 1; and

  (b)
  the termination of an appointment of the Executive which is held at the request of any member of the Group, excluding:

  (i)
  termination by the Executive otherwise than in accordance with its terms (unless the circumstances are such as to entitle the Executive to treat himself as constructively dismissed); or

  (ii)
  termination by any member of the Group in accordance with any right to dismiss the Executive summarily for cause.

7.     Notification of Prudential

  The Executive shall notify Prudential in writing promptly upon becoming aware of any matter for which indemnity may be sought under paragraph 1, providing to Prudential all such information as the Executive has of the circumstances of the relevant matter, and shall thereafter notify Prudential of all developments in relation to such matter. The Executive acknowledges that Prudential may provide such information to its insurers and advisers and to any other member of the Group and agrees to respond promptly to all reasonable requests from Prudential in relation to any matter relating to the indemnity contained in paragraph 1.

2

8.     Conduct of Claims

  (a)
  The Executive shall, subject to paragraph 8(b), have conduct of the defence and settlement of any Claim, but Prudential shall have the right (but not the obligation) to associate itself with such Claim. Prudential shall not be required or, without the consent of the Executive (such consent not to be unreasonably withheld or delayed), permitted to assume the conduct of the Claim made against the Executive.

  (b)
  The Executive shall conduct all Claims diligently and competently using the legal and other representatives mutually acceptable to the Executive and Prudential. The Executive shall keep Prudential informed of the progress of any Claim and recognises the right of Prudential to provide at its discretion input into the conduct of any Claim. The Executive shall not settle or compromise any Claim without Prudential's consent (such consent not to be unreasonably withheld or delayed).

9.     Recovery against other persons

  If Prudential pays any amount in respect of any Loss and any Beneficiary is, or subsequently becomes, entitled to recover from any other person any amount in respect of such Loss (including without limitation by way of tax credit, allowance, repayment or relief), then, subject to there being no reasonable prospect of any Beneficiary being prejudiced and to Prudential agreeing to indemnify the Beneficiaries against all reasonable costs and expenses which might be incurred, Prudential may either:

  (a)
  request that the Executive take (or procure that any Dependant take) all reasonable steps to enforce such recovery. If Prudential so elects then the Executive must so act and must procure that all and any amounts recovered, less all reasonable costs, charges and expenses incurred and not recovered by any Beneficiary in making such recovery, will be applied in promptly repaying to Prudential the amount paid by Prudential in respect of the Loss; or

  (b)
  exercise its right to be subrogated to the extent of such payment to any or all the Beneficiaries' rights of recovery against third parties in respect of the payment. If Prudential so elects then the Executive shall (or shall procure that the Dependants shall), promptly on request from Prudential, execute all papers reasonably required and shall do everything necessary to enable Prudential to bring, maintain and conclude an action effectively, either in the name of all or any Beneficiaries or in its own name, at Prudential's discretion.

10.   Recovery under other indemnities and insurance

  (a)
  Subject to paragraph 10(c), the Executive agrees to take, and to procure that the Dependants take, all reasonable steps to claim and recover under any other indemnity or insurance policy before he makes a claim under the indemnity contained in paragraph 1. The indemnity contained in paragraph 1 operates only in excess of any right to indemnity or insurance which any Beneficiary may have (irrespective of any wording to the contrary in any indemnity or insurance policy concerned), and no person other than the Executive shall have the right to pursue any claim against Prudential under the indemnity contained in paragraph 1 (or to seek contribution from Prudential) whether in its own name or that of any Beneficiary.

3

  (b)
  Provided that the Executive complies with paragraph 10(a), Prudential will advance to the Executive the funds necessary to make a payment in respect of a Loss pending receipt by the Beneficiaries of the amounts due under any other indemnity and/or insurance policy in excess of which the indemnity contained in paragraph 1 operates. Any such advance will not operate to extinguish, erode or otherwise limit in any way whatsoever the Beneficiaries' entitlement under the other indemnity and/or insurance policy and the Executive shall remit (or shall procure that there shall be remitted) to Prudential all and any payments and/or benefits received pursuant thereto subsequent to the date of the advance required to repay the advance.

  (c)
  The obligation to take all reasonable steps to claim and recover under any other indemnity or insurance policy set out in paragraph 10(a) shall not operate in respect of any policy of executives' and officers' liability insurance for which any member of the Group is the named policyholder and which requires that any Beneficiary be indemnified by a member of the Group prior to any claim being brought under that policy.

11.   Deductions required to be made by Prudential or a Beneficiary

  (a)
  All amounts payable by Prudential to, or on behalf of, any Beneficiary under this indemnity will be paid without any deductions unless they are required by law. If any deductions are required by law, Prudential will pay to, or on behalf of, the Beneficiary an amount which will, after any deduction has been made, result in the Beneficiary receiving the same amount as the Beneficiary would have been entitled to receive in the absence of any requirement to make a deduction.

  (b)
  If any amount payable by Prudential under this indemnity is subject to tax in the hands of the Beneficiary in any jurisdiction, the amount payable will be increased so that the net amount received by the Executive after taking that tax into account is equal to the full amount which would have been received by the Beneficiary if that tax had not been payable.

  (c)
  To the extent that any Beneficiary obtains any tax credit, allowance, repayment or relief as a result of Prudential paying any increased amount under this paragraph 12, the Executive shall repay, or procure that the Dependant repays, to Prudential the amount necessary to reflect the principle that, after tax, the Beneficiary is to be put in the same position as if the deduction or charge to tax had not been required or incurred in the first place.

12.   No double recovery

  Notwithstanding the provisions of this Schedule, the Executive shall have the benefit of any indemnity, insurance, agreement, undertaking or commitment entered into with, or on his behalf by, any member of the Group whether before or after the date of the letter to which this indemnity is scheduled, provided that he shall not be entitled to recover more than once under this indemnity and any other indemnity, insurance, agreement, undertaking or commitment in respect of any Loss.

13.   Interpretation

  In this Schedule:

  (a)
  "Beneficiaries" mean the Executive and the Dependants;

  (b)
  "Claim" has the meaning ascribed to them in paragraph 1;

  (c)
  "Companies Act 1985" means the Companies Act 1985 as amended, modified, re-enacted or replaced from time to time;

4

  (d)
  "Dependant" means:

  (i)
  the Executive's spouse or civil partner;

  (ii)
  any other person (whether of a different sex or the same sex) with whom the Executive lives as partner in an enduring family relationship other than the Executive's grandparent or grandchild, sister, brother, aunt or uncle, or nephew or niece;

  (iii)
  the Executive's children or step-children;

  (iv)
  any children or step-children of a person within paragraph 13(d)(ii) (and who are not children or step-children of the Executive) who live with the Executive and have not attained the age of 18; and

  (v)
  the Executive's parents;

  (e)
  "director" shall include without limitation shadow director;

  (f)
  "Executive" means you;

  (g)
  "Group" means Prudential or any subsidiary or holding company of Prudential or any subsidiary of a holding company of Prudential;

  (h)
  "Losses" have the meaning ascribed to them in paragraph 1;

  (i)
  "Prudential" means Prudential plc;

  (j)
  "holding company" and "subsidiary" shall have the meanings ascribed to them in the Companies Act 1985;

  (k)
  references to a "conviction", "judgment" or "determination" is a reference to one that has become final. For these purposes, a conviction, judgment or determination becomes final:

  (i)
  if not appealed against, at the end of the period for bringing an appeal; or

  (ii)
  if appealed against, at the time when the appeal (or further appeal) is disposed of.

    An appeal is disposed of:

    (iii)
    if it is determined and the period for bringing any further appeal has ended; and

    (iv)
    if it is abandoned or otherwise ceases to have effect; and

  (l)
  any reference to the masculine shall as appropriate be a reference to the feminine.

14.   Claims and enforcement

  (a)
  Only Prudential shall be entitled to take steps in relation to the provisions of this Schedule. In taking any such step, Prudential may act for itself and/or on behalf of any of all other members of the Group.

  (b)
  Only the Executive and his personal representatives and estate shall be entitled to make a claim, and take any other steps, in relation to the provisions of this Schedule. In taking any such step, the Executive may act for himself and/or on behalf of any or all of the Dependants.

  (c)
  Subject to paragraphs 14(a) and (b), any person other than Prudential and the Executive may not enforce any of the provisions of this Schedule under the Contracts (Rights of Third Parties) Act 1999.

5

15.   Miscellaneous

  (a)
  The Executive may not assign or otherwise transfer any rights or obligations set out in this Schedule.

  (b)
  Any failure by Prudential or the Executive to exercise any right, power or privilege available under this Schedule is not a waiver for the purposes of this Schedule nor will any single or partial exercise thereof preclude any further exercise of any right, power or privilege.

  (c)
  The provisions of this Schedule may only be amended in writing signed by or on behalf of Prudential and the Executive.

  (d)
  If any provision of this Schedule is held to be illegal, invalid or unenforceable in whole or in part, the remaining provisions shall continue to be valid.

  (e)
  Prudential and the Executive acknowledge that any contract, agreement, commitment or undertaking in respect of the Executive's role as a director, officer, employee, trustee or representative of Prudential incorporates, and accordingly is made on and subject to, the provisions of the Memorandum and Articles of Association of Prudential.

16.   Governing law

  The provisions set out in this Schedule are governed by and must be interpreted in accordance with English law.

17.   Arbitration

  (a)
  Any dispute, controversy or claim arising out of or in connection with this Schedule shall be referred to and finally resolved by arbitration under the Rules or Arbitration of the International Chamber of Commerce ("ICC Rules") by three arbitrators appointed in accordance with the ICC Rules.

  (b)
  The seat of the arbitration shall be London and the language of the arbitration (in which each member of the tribunal shall be fluent) shall be English.

6

CONFIDENTIAL

Mrs Bridget Macaskill
Non-executive Director,
Prudential plc

11 April 2006

Dear Bridget

DIRECTORS' AND OFFICERS' PROTECTION—CHANGES TO YOUR BENEFITS

 As a result of changes in the law relating to indemnities given to directors and officers, we have revised the form of indemnity to take advantage of the additional protections now available. This new indemnity is set out in the Schedule to this letter, and is in addition to the indemnity that you already hold.

In summary, you now have the following benefits, to the extent maintained by Prudential plc (Prudential) or its subsidiaries (within the meaning of the Companies Act 1985) (the Group) from time to time:

(a)
Directors' and officers' liability insurance cover, subject to its terms and conditions;

(b)
An indemnity from Prudential, which you already hold; and

(c)
A new indemnity from Prudential, as set out in the Schedule to this letter.

Any amount payable to you under (a), (b) or (c) above shall not be offset against any amount payable by you which is contemplated under your employment contract or letter of appointment.

The indemnity in the Schedule will take effect as from 6 April 2005 and will supersede the indemnity you already hold only for the period from 6 April 2005 onwards. If you are an employee within the Group, it will be deemed to be incorporated in, and constitute an agreed amendment of, the terms and conditions of your employment.

You will continue to be eligible under the discretionary payments policy adopted by Prudential (subject to regular review) as set out in the separate letter to you dated 10 June 2004 (or later if you joined the Prudential after that date). The directors of Prudential and certain employees of the Group may rely on the existence of this policy to protect them from personal liability arising out of the bona fide performance of their duties.

Please countersign and date the enclosed duplicate of this letter and return it to me under cover marked private and confidential.

Yours sincerely

/s/ Peter Maynard

.........................................................
Peter Maynard
Company Secretary

Acknowledged and Agreed:

/s/ B A Macaskill

.........................................................

Date 10/5/06.

Schedule
Indemnity

1.     Indemnity

  Subject to the following paragraphs of this Schedule, Prudential undertakes to indemnify each Beneficiary and hold each Beneficiary harmless against any and all losses, damages, costs, liabilities, demands, charges, penalties, fines or expenses (including without limitation any and all losses, costs, liabilities, charges or expenses properly and reasonably suffered or incurred (including advisory fees) in investigating, responding to, preparing for or disputing any claim, action, demand, proceedings, investigation, judgment or award, in each case whether or not successful, compromised or settled, which may be instituted, made, threatened or alleged against or otherwise involve any of the Beneficiaries in any jurisdiction (each a "Claim")) which the Beneficiaries may suffer or incur in any jurisdiction ("Losses") and which in any such case arise out of the carrying out or performance, whether before or after the date of the letter to which this indemnity is scheduled, by the Executive of the Executive's duties as a director, officer, employee, trustee, representative or like position of any member of the Group or as a director, officer, employee, trustee, governor, councillor, representative or like position in any external organisation where such position is held at the request of any member of the Group or as a result of being a director, officer, employee, trustee or representative, or holding like position in respect, of any member of the Group.

2.     Indemnity to take effect subject to law and regulation

  The indemnity contained in paragraph 1 shall not apply to the extent that it would be void by virtue of, or contravenes, the Companies Act 1985 or any other applicable law or regulation (including without limitation listing rules).

3.     Proceedings for which indemnity cannot be claimed

  Subject to paragraph 5, the indemnity contained in paragraph 1 shall not extend to any liability incurred by the Executive, (i) to any member of the Group, (ii) to pay a fine imposed in criminal proceedings, (iii) to pay a sum payable to a regulatory authority by way of a penalty in respect of non-compliance with any requirement of a regulatory nature (however arising), (iv) in defending any criminal proceedings in which the Executive is convicted, (v) as a result of, or in connection with any act or omission by the Executive which is determined by any relevant court, tribunal or other legal or regulatory authority, or otherwise judicially determined, to constitute fraud, dishonesty, bad faith, wilful default or criminal act on the part of the Executive, (vi) in defending civil proceedings brought by any member of the Group in which judgment is given against the Executive or (vii) in connection with any application under section 114(3) or (4) or 727 of the Companies Act 1985 in which the Court refuses to grant relief to the Executive.

4.     Loss of earnings and of other employment benefits

  The indemnity contained in paragraph 1 shall not apply in respect of any loss of earnings or of any other employment benefit, including but not limited to rights to bonus or other monetary incentives, share options or other share-based incentives or pension or other retirement benefits, which any Beneficiary may suffer as a result of any period of disqualification imposed by any relevant court, tribunal or other legal or regulatory authority.

5.     Advances in respect of proceedings

  Where any Beneficiary properly and reasonably suffers or incurs losses, costs, liabilities, charges or expenses (including without limitation advisory fees) in investigating, responding to, preparing for or disputing any Claim, the Executive shall be entitled to claim indemnity under paragraph 1 (for himself and/or on behalf of any Beneficiary) forthwith after the same becomes due and payable by the Beneficiary, provided that if such Claim:

  (a)
  relates to a criminal offence in relation to which the Executive is convicted;

  (b)
  relates to civil proceedings brought by any member of the Group in which judgment is given against the Executive;

  (c)
  relate to any matters in respect of which any relevant court, tribunal or other legal or regulatory authority determines that any act or omission by the Executive constitutes fraud, dishonesty, bad faith or wilful default on the part of the Executive; or

  (d)
  relates to any application under sections 144(3) or (4) or 727 of the Companies Act 1985 in which the Court refuses to grant the Executive relief,

  Prudential shall be entitled to refuse to provide indemnification (or, as the case may be, any further indemnification) pursuant to the indemnity contained in paragraph 1 and where Prudential has already paid amounts to the Executive pursuant to the indemnity contained in paragraph 1, such amounts shall be reimbursed to Prudential by the Executive not later than (i) in the event of the Executive being convicted, the date on which such conviction has become final, (ii) in the event of judgment being given against the Executive, the date on which such judgment has become final or (iii) in the event of the court refusing to grant the Executive relief on the application, the date on which such refusal for relief has become final.

6.     Termination and survival

  The provisions of this Schedule shall survive:

  (a)
  the Executive moving to another role within the Group which does not have the benefit of an indemnity equivalent to the indemnity contained in paragraph 1; and

  (b)
  the termination of an appointment of the Executive which is held at the request of any member of the Group, excluding:

  (i)
  termination by the Executive otherwise than in accordance with its terms (unless the circumstances are such as to entitle the Executive to treat himself as constructively dismissed); or

  (ii)
  termination by any member of the Group in accordance with any right to dismiss the Executive summarily for cause.

7.     Notification of Prudential

  The Executive shall notify Prudential in writing promptly upon becoming aware of any matter for which indemnity may be sought under paragraph 1, providing to Prudential all such information as the Executive has of the circumstances of the relevant matter, and shall thereafter notify Prudential of all developments in relation to such matter. The Executive acknowledges that Prudential may provide such information to its insurers and advisers and to any other member of the Group and agrees to respond promptly to all reasonable requests from Prudential in relation to any matter relating to the indemnity contained in paragraph 1.

2

8.     Conduct of Claims

  (a)
  The Executive shall, subject to paragraph 8(b), have conduct of the defence and settlement of any Claim, but Prudential shall have the right (but not the obligation) to associate itself with such Claim. Prudential shall not be required or, without the consent of the Executive (such consent not to be unreasonably withheld or delayed), permitted to assume the conduct of the Claim made against the Executive.

  (b)
  The Executive shall conduct all Claims diligently and competently using the legal and other representatives mutually acceptable to the Executive and Prudential. The Executive shall keep Prudential informed of the progress of any Claim and recognises the right of Prudential to provide at its discretion input into the conduct of any Claim. The Executive shall not settle or compromise any Claim without Prudential's consent (such consent not to be unreasonably withheld or delayed).

9.     Recovery against other persons

  If Prudential pays any amount in respect of any Loss and any Beneficiary is, or subsequently becomes, entitled to recover from any other person any amount in respect of such Loss (including without limitation by way of tax credit, allowance, repayment or relief), then, subject to there being no reasonable prospect of any Beneficiary being prejudiced and to Prudential agreeing to indemnify the Beneficiaries against all reasonable costs and expenses which might be incurred, Prudential may either:

  (a)
  request that the Executive take (or procure that any Dependant take) all reasonable steps to enforce such recovery. If Prudential so elects then the Executive must so act and must procure that all and any amounts recovered, less all reasonable costs, charges and expenses incurred and not recovered by any Beneficiary in making such recovery, will be applied in promptly repaying to Prudential the amount paid by Prudential in respect of the Loss; or

  (b)
  exercise its right to be subrogated to the extent of such payment to any or all the Beneficiaries' rights of recovery against third parties in respect of the payment. If Prudential so elects then the Executive shall (or shall procure that the Dependants shall), promptly on request from Prudential, execute all papers reasonably required and shall do everything necessary to enable Prudential to bring, maintain and conclude an action effectively, either in the name of all or any Beneficiaries or in its own name, at Prudential's discretion.

10.   Recovery under other indemnities and insurance

  (a)
  Subject to paragraph 10(c), the Executive agrees to take, and to procure that the Dependants take, all reasonable steps to claim and recover under any other indemnity or insurance policy before he makes a claim under the indemnity contained in paragraph 1. The indemnity contained in paragraph 1 operates only in excess of any right to indemnity or insurance which any Beneficiary may have (irrespective of any wording to the contrary in any indemnity or insurance policy concerned), and no person other than the Executive shall have the right to pursue any claim against Prudential under the indemnity contained in paragraph 1 (or to seek contribution from Prudential) whether in its own name or that of any Beneficiary.

3

  (b)
  Provided that the Executive complies with paragraph 10(a), Prudential will advance to the Executive the funds necessary to make a payment in respect of a Loss pending receipt by the Beneficiaries of the amounts due under any other indemnity and/or insurance policy in excess of which the indemnity contained in paragraph 1 operates. Any such advance will not operate to extinguish, erode or otherwise limit in any way whatsoever the Beneficiaries' entitlement under the other indemnity and/or insurance policy and the Executive shall remit (or shall procure that there shall be remitted) to Prudential all and any payments and/or benefits received pursuant thereto subsequent to the date of the advance required to repay the advance.

  (c)
  The obligation to take all reasonable steps to claim and recover under any other indemnity or insurance policy set out in paragraph 10(a) shall not operate in respect of any policy of executives' and officers' liability insurance for which any member of the Group is the named policyholder and which requires that any Beneficiary be indemnified by a member of the Group prior to any claim being brought under that policy.

11.   Deductions required to be made by Prudential or a Beneficiary

  (a)
  All amounts payable by Prudential to, or on behalf of, any Beneficiary under this indemnity will be paid without any deductions unless they are required by law. If any deductions are required by law, Prudential will pay to, or on behalf of, the Beneficiary an amount which will, after any deduction has been made, result in the Beneficiary receiving the same amount as the Beneficiary would have been entitled to receive in the absence of any requirement to make a deduction.

  (b)
  If any amount payable by Prudential under this indemnity is subject to tax in the hands of the Beneficiary in any jurisdiction, the amount payable will be increased so that the net amount received by the Executive after taking that tax into account is equal to the full amount which would have been received by the Beneficiary if that tax had not been payable.

  (c)
  To the extent that any Beneficiary obtains any tax credit, allowance, repayment or relief as a result of Prudential paying any increased amount under this paragraph 12, the Executive shall repay, or procure that the Dependant repays, to Prudential the amount necessary to reflect the principle that, after tax, the Beneficiary is to be put in the same position as if the deduction or charge to tax had not been required or incurred in the first place.

12.   No double recovery

  Notwithstanding the provisions of this Schedule, the Executive shall have the benefit of any indemnity, insurance, agreement, undertaking or commitment entered into with, or on his behalf by, any member of the Group whether before or after the date of the letter to which this indemnity is scheduled, provided that he shall not be entitled to recover more than once under this indemnity and any other indemnity, insurance, agreement, undertaking or commitment in respect of any Loss.

13.   Interpretation

  In this Schedule:

  (a)
  "Beneficiaries" mean the Executive and the Dependants;

  (b)
  "Claim" has the meaning ascribed to them in paragraph 1;

  (c)
  "Companies Act 1985" means the Companies Act 1985 as amended, modified, re-enacted or replaced from time to time;

4

  (d)
  "Dependant" means:

  (i)
  the Executive's spouse or civil partner;

  (ii)
  any other person (whether of a different sex or the same sex) with whom the Executive lives as partner in an enduring family relationship other than the Executive's grandparent or grandchild, sister, brother, aunt or uncle, or nephew or niece;

  (iii)
  the Executive's children or step-children;

  (iv)
  any children or step-children of a person within paragraph 13(d)(ii) (and who are not children or step-children of the Executive) who live with the Executive and have not attained the age of 18; and

  (v)
  the Executive's parents;

  (e)
  "director" shall include without limitation shadow director;

  (f)
  "Executive" means you;

  (g)
  "Group" means Prudential or any subsidiary or holding company of Prudential or any subsidiary of a holding company of Prudential;

  (h)
  "Losses" have the meaning ascribed to them in paragraph 1;

  (i)
  "Prudential" means Prudential plc;

  (j)
  "holding company" and "subsidiary" shall have the meanings ascribed to them in the Companies Act 1985;

  (k)
  references to a "conviction", "judgment" or "determination" is a reference to one that has become final. For these purposes, a conviction, judgment or determination becomes final:

  (i)
  if not appealed against, at the end of the period for bringing an appeal; or

  (ii)
  if appealed against, at the time when the appeal (or further appeal) is disposed of.

    An appeal is disposed of:

    (iii)
    if it is determined and the period for bringing any further appeal has ended; and

    (iv)
    if it is abandoned or otherwise ceases to have effect; and

  (l)
  any reference to the masculine shall as appropriate be a reference to the feminine.

14.   Claims and enforcement

  (a)
  Only Prudential shall be entitled to take steps in relation to the provisions of this Schedule. In taking any such step, Prudential may act for itself and/or on behalf of any of all other members of the Group.

  (b)
  Only the Executive and his personal representatives and estate shall be entitled to make a claim, and take any other steps, in relation to the provisions of this Schedule. In taking any such step, the Executive may act for himself and/or on behalf of any or all of the Dependants.

  (c)
  Subject to paragraphs 14(a) and (b), any person other than Prudential and the Executive may not enforce any of the provisions of this Schedule under the Contracts (Rights of Third Parties) Act 1999.

5

15.   Miscellaneous

  (a)
  The Executive may not assign or otherwise transfer any rights or obligations set out in this Schedule.

  (b)
  Any failure by Prudential or the Executive to exercise any right, power or privilege available under this Schedule is not a waiver for the purposes of this Schedule nor will any single or partial exercise thereof preclude any further exercise of any right, power or privilege.

  (c)
  The provisions of this Schedule may only be amended in writing signed by or on behalf of Prudential and the Executive.

  (d)
  If any provision of this Schedule is held to be illegal, invalid or unenforceable in whole or in part, the remaining provisions shall continue to be valid.

  (e)
  Prudential and the Executive acknowledge that any contract, agreement, commitment or undertaking in respect of the Executive's role as a director, officer, employee, trustee or representative of Prudential incorporates, and accordingly is made on and subject to, the provisions of the Memorandum and Articles of Association of Prudential.

16.   Governing law

  The provisions set out in this Schedule are governed by and must be interpreted in accordance with English law.

17.   Arbitration

  (a)
  Any dispute, controversy or claim arising out of or in connection with this Schedule shall be referred to and finally resolved by arbitration under the Rules or Arbitration of the International Chamber of Commerce ("ICC Rules") by three arbitrators appointed in accordance with the ICC Rules.

  (b)
  The seat of the arbitration shall be London and the language of the arbitration (in which each member of the tribunal shall be fluent) shall be English.

6

CONFIDENTIAL

Mr Roberto Mendoza
Non-executive Director,
Prudential plc

11 April 2006

Dear Roberto

DIRECTORS' AND OFFICERS' PROTECTION—CHANGES TO YOUR BENEFITS

 As a result of changes in the law relating to indemnities given to directors and officers, we have revised the form of indemnity to take advantage of the additional protections now available. This new indemnity is set out in the Schedule to this letter, and is in addition to the indemnity that you already hold.

In summary, you now have the following benefits, to the extent maintained by Prudential plc (Prudential) or its subsidiaries (within the meaning of the Companies Act 1985) (the Group) from time to time:

(a)
Directors' and officers' liability insurance cover, subject to its terms and conditions;

(b)
An indemnity from Prudential, which you already hold; and

(c)
A new indemnity from Prudential, as set out in the Schedule to this letter.

Any amount payable to you under (a), (b) or (c) above shall not be offset against any amount payable by you which is contemplated under your employment contract or letter of appointment.

The indemnity in the Schedule will take effect as from 6 April 2005 and will supersede the indemnity you already hold only for the period from 6 April 2005 onwards. If you are an employee within the Group, it will be deemed to be incorporated in, and constitute an agreed amendment of, the terms and conditions of your employment.

You will continue to be eligible under the discretionary payments policy adopted by Prudential (subject to regular review) as set out in the separate letter to you dated 10 June 2004 (or later if you joined the Prudential after that date). The directors of Prudential and certain employees of the Group may rely on the existence of this policy to protect them from personal liability arising out of the bona fide performance of their duties.

Please countersign and date the enclosed duplicate of this letter and return it to me under cover marked private and confidential.

Yours Sincerely

/s/ Peter Maynard

.........................................................
Peter Maynard
Company Secretary

Acknowledged and Agreed:

/s/ Mendoza

.........................................................

Date: April 26, 2006

Schedule
Indemnity

1.     Indemnity

  Subject to the following paragraphs of this Schedule, Prudential undertakes to indemnify each Beneficiary and hold each Beneficiary harmless against any and all losses, damages, costs, liabilities, demands, charges, penalties, fines or expenses (including without limitation any and all losses, costs, liabilities, charges or expenses properly and reasonably suffered or incurred (including advisory fees) in investigating, responding to, preparing for or disputing any claim, action, demand, proceedings, investigation, judgment or award, in each case whether or not successful, compromised or settled, which may be instituted, made, threatened or alleged against or otherwise involve any of the Beneficiaries in any jurisdiction (each a "Claim")) which the Beneficiaries may suffer or incur in any jurisdiction ("Losses") and which in any such case arise out of the carrying out or performance, whether before or after the date of the letter to which this indemnity is scheduled, by the Executive of the Executive's duties as a director, officer, employee, trustee, representative or like position of any member of the Group or as a director, officer, employee, trustee, governor, councillor, representative or like position in any external organisation where such position is held at the request of any member of the Group or as a result of being a director, officer, employee, trustee or representative, or holding like position in respect, of any member of the Group.

2.     Indemnity to take effect subject to law and regulation

  The indemnity contained in paragraph 1 shall not apply to the extent that it would be void by virtue of, or contravenes, the Companies Act 1985 or any other applicable law or regulation (including without limitation listing rules).

3.     Proceedings for which indemnity cannot be claimed

  Subject to paragraph 5, the indemnity contained in paragraph 1 shall not extend to any liability incurred by the Executive, (i) to any member of the Group, (ii) to pay a fine imposed in criminal proceedings, (iii) to pay a sum payable to a regulatory authority by way of a penalty in respect of non-compliance with any requirement of a regulatory nature (however arising), (iv) in defending any criminal proceedings in which the Executive is convicted, (v) as a result of, or in connection with any act or omission by the Executive which is determined by any relevant court, tribunal or other legal or regulatory authority, or otherwise judicially determined, to constitute fraud, dishonesty, bad faith, wilful default or criminal act on the part of the Executive, (vi) in defending civil proceedings brought by any member of the Group in which judgment is given against the Executive or (vii) in connection with any application under section 114(3) or (4) or 727 of the Companies Act 1985 in which the Court refuses to grant relief to the Executive.

4.     Loss of earnings and of other employment benefits

  The indemnity contained in paragraph 1 shall not apply in respect of any loss of earnings or of any other employment benefit, including but not limited to rights to bonus or other monetary incentives, share options or other share-based incentives or pension or other retirement benefits, which any Beneficiary may suffer as a result of any period of disqualification imposed by any relevant court, tribunal or other legal or regulatory authority.

5.     Advances in respect of proceedings

  Where any Beneficiary properly and reasonably suffers or incurs losses, costs, liabilities, charges or expenses (including without limitation advisory fees) in investigating, responding to, preparing for or disputing any Claim, the Executive shall be entitled to claim indemnity under paragraph 1 (for himself and/or on behalf of any Beneficiary) forthwith after the same becomes due and payable by the Beneficiary, provided that if such Claim:

  (a)
  relates to a criminal offence in relation to which the Executive is convicted;

  (b)
  relates to civil proceedings brought by any member of the Group in which judgment is given against the Executive;

  (c)
  relate to any matters in respect of which any relevant court, tribunal or other legal or regulatory authority determines that any act or omission by the Executive constitutes fraud, dishonesty, bad faith or wilful default on the part of the Executive; or

  (d)
  relates to any application under sections 144(3) or (4) or 727 of the Companies Act 1985 in which the Court refuses to grant the Executive relief,

  Prudential shall be entitled to refuse to provide indemnification (or, as the case may be, any further indemnification) pursuant to the indemnity contained in paragraph 1 and where Prudential has already paid amounts to the Executive pursuant to the indemnity contained in paragraph 1, such amounts shall be reimbursed to Prudential by the Executive not later than (i) in the event of the Executive being convicted, the date on which such conviction has become final, (ii) in the event of judgment being given against the Executive, the date on which such judgment has become final or (iii) in the event of the court refusing to grant the Executive relief on the application, the date on which such refusal for relief has become final.

6.     Termination and survival

  The provisions of this Schedule shall survive:

  (a)
  the Executive moving to another role within the Group which does not have the benefit of an indemnity equivalent to the indemnity contained in paragraph 1; and

  (b)
  the termination of an appointment of the Executive which is held at the request of any member of the Group, excluding:

  (i)
  termination by the Executive otherwise than in accordance with its terms (unless the circumstances are such as to entitle the Executive to treat himself as constructively dismissed); or

  (ii)
  termination by any member of the Group in accordance with any right to dismiss the Executive summarily for cause.

7.     Notification of Prudential

  The Executive shall notify Prudential in writing promptly upon becoming aware of any matter for which indemnity may be sought under paragraph 1, providing to Prudential all such information as the Executive has of the circumstances of the relevant matter, and shall thereafter notify Prudential of all developments in relation to such matter. The Executive acknowledges that Prudential may provide such information to its insurers and advisers and to any other member of the Group and agrees to respond promptly to all reasonable requests from Prudential in relation to any matter relating to the indemnity contained in paragraph 1.

2

8.     Conduct of Claims

  (a)
  The Executive shall, subject to paragraph 8(b), have conduct of the defence and settlement of any Claim, but Prudential shall have the right (but not the obligation) to associate itself with such Claim. Prudential shall not be required or, without the consent of the Executive (such consent not to be unreasonably withheld or delayed), permitted to assume the conduct of the Claim made against the Executive.

  (b)
  The Executive shall conduct all Claims diligently and competently using the legal and other representatives mutually acceptable to the Executive and Prudential. The Executive shall keep Prudential informed of the progress of any Claim and recognises the right of Prudential to provide at its discretion input into the conduct of any Claim. The Executive shall not settle or compromise any Claim without Prudential's consent (such consent not to be unreasonably withheld or delayed).

9.     Recovery against other persons

  If Prudential pays any amount in respect of any Loss and any Beneficiary is, or subsequently becomes, entitled to recover from any other person any amount in respect of such Loss (including without limitation by way of tax credit, allowance, repayment or relief), then, subject to there being no reasonable prospect of any Beneficiary being prejudiced and to Prudential agreeing to indemnify the Beneficiaries against all reasonable costs and expenses which might be incurred, Prudential may either:

  (a)
  request that the Executive take (or procure that any Dependant take) all reasonable steps to enforce such recovery. If Prudential so elects then the Executive must so act and must procure that all and any amounts recovered, less all reasonable costs, charges and expenses incurred and not recovered by any Beneficiary in making such recovery, will be applied in promptly repaying to Prudential the amount paid by Prudential in respect of the Loss; or

  (b)
  exercise its right to be subrogated to the extent of such payment to any or all the Beneficiaries' rights of recovery against third parties in respect of the payment. If Prudential so elects then the Executive shall (or shall procure that the Dependants shall), promptly on request from Prudential, execute all papers reasonably required and shall do everything necessary to enable Prudential to bring, maintain and conclude an action effectively, either in the name of all or any Beneficiaries or in its own name, at Prudential's discretion.

10.   Recovery under other indemnities and insurance

  (a)
  Subject to paragraph 10(c), the Executive agrees to take, and to procure that the Dependants take, all reasonable steps to claim and recover under any other indemnity or insurance policy before he makes a claim under the indemnity contained in paragraph 1. The indemnity contained in paragraph 1 operates only in excess of any right to indemnity or insurance which any Beneficiary may have (irrespective of any wording to the contrary in any indemnity or insurance policy concerned), and no person other than the Executive shall have the right to pursue any claim against Prudential under the indemnity contained in paragraph 1 (or to seek contribution from Prudential) whether in its own name or that of any Beneficiary.

3

  (b)
  Provided that the Executive complies with paragraph 10(a), Prudential will advance to the Executive the funds necessary to make a payment in respect of a Loss pending receipt by the Beneficiaries of the amounts due under any other indemnity and/or insurance policy in excess of which the indemnity contained in paragraph 1 operates. Any such advance will not operate to extinguish, erode or otherwise limit in any way whatsoever the Beneficiaries' entitlement under the other indemnity and/or insurance policy and the Executive shall remit (or shall procure that there shall be remitted) to Prudential all and any payments and/or benefits received pursuant thereto subsequent to the date of the advance required to repay the advance.

  (c)
  The obligation to take all reasonable steps to claim and recover under any other indemnity or insurance policy set out in paragraph 10(a) shall not operate in respect of any policy of executives' and officers' liability insurance for which any member of the Group is the named policyholder and which requires that any Beneficiary be indemnified by a member of the Group prior to any claim being brought under that policy.

11.   Deductions required to be made by Prudential or a Beneficiary

  (a)
  All amounts payable by Prudential to, or on behalf of, any Beneficiary under this indemnity will be paid without any deductions unless they are required by law. If any deductions are required by law, Prudential will pay to, or on behalf of, the Beneficiary an amount which will, after any deduction has been made, result in the Beneficiary receiving the same amount as the Beneficiary would have been entitled to receive in the absence of any requirement to make a deduction.

  (b)
  If any amount payable by Prudential under this indemnity is subject to tax in the hands of the Beneficiary in any jurisdiction, the amount payable will be increased so that the net amount received by the Executive after taking that tax into account is equal to the full amount which would have been received by the Beneficiary if that tax had not been payable.

  (c)
  To the extent that any Beneficiary obtains any tax credit, allowance, repayment or relief as a result of Prudential paying any increased amount under this paragraph 12, the Executive shall repay, or procure that the Dependant repays, to Prudential the amount necessary to reflect the principle that, after tax, the Beneficiary is to be put in the same position as if the deduction or charge to tax had not been required or incurred in the first place.

12.   No double recovery

  Notwithstanding the provisions of this Schedule, the Executive shall have the benefit of any indemnity, insurance, agreement, undertaking or commitment entered into with, or on his behalf by, any member of the Group whether before or after the date of the letter to which this indemnity is scheduled, provided that he shall not be entitled to recover more than once under this indemnity and any other indemnity, insurance, agreement, undertaking or commitment in respect of any Loss.

13.   Interpretation

  In this Schedule:

  (a)
  "Beneficiaries" mean the Executive and the Dependants;

  (b)
  "Claim" has the meaning ascribed to them in paragraph 1;

  (c)
  "Companies Act 1985" means the Companies Act 1985 as amended, modified, re-enacted or replaced from time to time;

4

  (d)
  "Dependant" means:

  (i)
  the Executive's spouse or civil partner;

  (ii)
  any other person (whether of a different sex or the same sex) with whom the Executive lives as partner in an enduring family relationship other than the Executive's grandparent or grandchild, sister, brother, aunt or uncle, or nephew or niece;

  (iii)
  the Executive's children or step-children;

  (iv)
  any children or step-children of a person within paragraph 13(d)(ii) (and who are not children or step-children of the Executive) who live with the Executive and have not attained the age of 18; and

  (v)
  the Executive's parents;

  (e)
  "director" shall include without limitation shadow director;

  (f)
  "Executive" means you;

  (g)
  "Group" means Prudential or any subsidiary or holding company of Prudential or any subsidiary of a holding company of Prudential;

  (h)
  "Losses" have the meaning ascribed to them in paragraph 1;

  (i)
  "Prudential" means Prudential plc;

  (j)
  "holding company" and "subsidiary" shall have the meanings ascribed to them in the Companies Act 1985;

  (k)
  references to a "conviction", "judgment" or "determination" is a reference to one that has become final. For these purposes, a conviction, judgment or determination becomes final:

  (i)
  if not appealed against, at the end of the period for bringing an appeal; or

  (ii)
  if appealed against, at the time when the appeal (or further appeal) is disposed of.

    An appeal is disposed of:

    (iii)
    if it is determined and the period for bringing any further appeal has ended; and

    (iv)
    if it is abandoned or otherwise ceases to have effect; and

  (l)
  any reference to the masculine shall as appropriate be a reference to the feminine.

14.   Claims and enforcement

  (a)
  Only Prudential shall be entitled to take steps in relation to the provisions of this Schedule. In taking any such step, Prudential may act for itself and/or on behalf of any of all other members of the Group.

  (b)
  Only the Executive and his personal representatives and estate shall be entitled to make a claim, and take any other steps, in relation to the provisions of this Schedule. In taking any such step, the Executive may act for himself and/or on behalf of any or all of the Dependants.

  (c)
  Subject to paragraphs 14(a) and (b), any person other than Prudential and the Executive may not enforce any of the provisions of this Schedule under the Contracts (Rights of Third Parties) Act 1999.

5

15.   Miscellaneous

  (a)
  The Executive may not assign or otherwise transfer any rights or obligations set out in this Schedule.

  (b)
  Any failure by Prudential or the Executive to exercise any right, power or privilege available under this Schedule is not a waiver for the purposes of this Schedule nor will any single or partial exercise thereof preclude any further exercise of any right, power or privilege.

  (c)
  The provisions of this Schedule may only be amended in writing signed by or on behalf of Prudential and the Executive.

  (d)
  If any provision of this Schedule is held to be illegal, invalid or unenforceable in whole or in part, the remaining provisions shall continue to be valid.

  (e)
  Prudential and the Executive acknowledge that any contract, agreement, commitment or undertaking in respect of the Executive's role as a director, officer, employee, trustee or representative of Prudential incorporates, and accordingly is made on and subject to, the provisions of the Memorandum and Articles of Association of Prudential.

16.   Governing law

  The provisions set out in this Schedule are governed by and must be interpreted in accordance with English law.

17.   Arbitration

  (a)
  Any dispute, controversy or claim arising out of or in connection with this Schedule shall be referred to and finally resolved by arbitration under the Rules or Arbitration of the International Chamber of Commerce ("ICC Rules") by three arbitrators appointed in accordance with the ICC Rules.

  (b)
  The seat of the arbitration shall be London and the language of the arbitration (in which each member of the tribunal shall be fluent) shall be English.

6

CONFIDENTIAL

Ms Kathleen O'Donovan
Non-executive Director,
Prudential plc

11 April 2006

Dear Kathleen

DIRECTORS' AND OFFICERS' PROTECTION—CHANGES TO YOUR BENEFITS

 As a result of changes in the law relating to indemnities given to directors and officers, we have revised the form of indemnity to take advantage of the additional protections now available. This new indemnity is set out in the Schedule to this letter, and is in addition to the indemnity that you already hold.

In summary, you now have the following benefits, to the extent maintained by Prudential plc (Prudential) or its subsidiaries (within the meaning of the Companies Act 1985) (the Group) from time to time:

(a)
Directors' and officers' liability insurance cover, subject to its terms and conditions;

(b)
An indemnity from Prudential, which you already hold; and

(c)
A new indemnity from Prudential, as set out in the Schedule to this letter.

Any amount payable to you under (a), (b) or (c) above shall not be offset against any amount payable by you which is contemplated under your employment contract or letter of appointment.

The indemnity in the Schedule will take effect as from 6 April 2005 and will supersede the indemnity you already hold only for the period from 6 April 2005 onwards. If you are an employee within the Group, it will be deemed to be incorporated in, and constitute an agreed amendment of, the terms and conditions of your employment.

You will continue to be eligible under the discretionary payments policy adopted by Prudential (subject to regular review) as set out in the separate letter to you dated 10 June 2004 (or later if you joined the Prudential after that date). The directors of Prudential and certain employees of the Group may rely on the existence of this policy to protect them from personal liability arising out of the bona fide performance of their duties.

Please countersign and date the enclosed duplicate of this letter and return it to me under cover marked private and confidential.

Yours sincerely

/s/ Peter Maynard

.........................................................
Peter Maynard
Company Secretary

Acknowledged and Agreed:

.........................................................

Date

Schedule
Indemnity

1.     Indemnity

  Subject to the following paragraphs of this Schedule, Prudential undertakes to indemnify each Beneficiary and hold each Beneficiary harmless against any and all losses, damages, costs, liabilities, demands, charges, penalties, fines or expenses (including without limitation any and all losses, costs, liabilities, charges or expenses properly and reasonably suffered or incurred (including advisory fees) in investigating, responding to, preparing for or disputing any claim, action, demand, proceedings, investigation, judgment or award, in each case whether or not successful, compromised or settled, which may be instituted, made, threatened or alleged against or otherwise involve any of the Beneficiaries in any jurisdiction (each a "Claim")) which the Beneficiaries may suffer or incur in any jurisdiction ("Losses") and which in any such case arise out of the carrying out or performance, whether before or after the date of the letter to which this indemnity is scheduled, by the Executive of the Executive's duties as a director, officer, employee, trustee, representative or like position of any member of the Group or as a director, officer, employee, trustee, governor, councillor, representative or like position in any external organisation where such position is held at the request of any member of the Group or as a result of being a director, officer, employee, trustee or representative, or holding like position in respect, of any member of the Group.

2.     Indemnity to take effect subject to law and regulation

  The indemnity contained in paragraph 1 shall not apply to the extent that it would be void by virtue of, or contravenes, the Companies Act 1985 or any other applicable law or regulation (including without limitation listing rules).

3.     Proceedings for which indemnity cannot be claimed

  Subject to paragraph 5, the indemnity contained in paragraph 1 shall not extend to any liability incurred by the Executive, (i) to any member of the Group, (ii) to pay a fine imposed in criminal proceedings, (iii) to pay a sum payable to a regulatory authority by way of a penalty in respect of non-compliance with any requirement of a regulatory nature (however arising), (iv) in defending any criminal proceedings in which the Executive is convicted, (v) as a result of, or in connection with any act or omission by the Executive which is determined by any relevant court, tribunal or other legal or regulatory authority, or otherwise judicially determined, to constitute fraud, dishonesty, bad faith, wilful default or criminal act on the part of the Executive, (vi) in defending civil proceedings brought by any member of the Group in which judgment is given against the Executive or (vii) in connection with any application under section 114(3) or (4) or 727 of the Companies Act 1985 in which the Court refuses to grant relief to the Executive.

4.     Loss of earnings and of other employment benefits

  The indemnity contained in paragraph 1 shall not apply in respect of any loss of earnings or of any other employment benefit, including but not limited to rights to bonus or other monetary incentives, share options or other share-based incentives or pension or other retirement benefits, which any Beneficiary may suffer as a result of any period of disqualification imposed by any relevant court, tribunal or other legal or regulatory authority.

5.     Advances in respect of proceedings

  Where any Beneficiary properly and reasonably suffers or incurs losses, costs, liabilities, charges or expenses (including without limitation advisory fees) in investigating, responding to, preparing for or disputing any Claim, the Executive shall be entitled to claim indemnity under paragraph 1 (for himself and/or on behalf of any Beneficiary) forthwith after the same becomes due and payable by the Beneficiary, provided that if such Claim:

  (a)
  relates to a criminal offence in relation to which the Executive is convicted;

  (b)
  relates to civil proceedings brought by any member of the Group in which judgment is given against the Executive;

  (c)
  relate to any matters in respect of which any relevant court, tribunal or other legal or regulatory authority determines that any act or omission by the Executive constitutes fraud, dishonesty, bad faith or wilful default on the part of the Executive; or

  (d)
  relates to any application under sections 144(3) or (4) or 727 of the Companies Act 1985 in which the Court refuses to grant the Executive relief,

  Prudential shall be entitled to refuse to provide indemnification (or, as the case may be, any further indemnification) pursuant to the indemnity contained in paragraph 1 and where Prudential has already paid amounts to the Executive pursuant to the indemnity contained in paragraph 1, such amounts shall be reimbursed to Prudential by the Executive not later than (i) in the event of the Executive being convicted, the date on which such conviction has become final, (ii) in the event of judgment being given against the Executive, the date on which such judgment has become final or (iii) in the event of the court refusing to grant the Executive relief on the application, the date on which such refusal for relief has become final.

6.     Termination and survival

  The provisions of this Schedule shall survive:

  (a)
  the Executive moving to another role within the Group which does not have the benefit of an indemnity equivalent to the indemnity contained in paragraph 1; and

  (b)
  the termination of an appointment of the Executive which is held at the request of any member of the Group, excluding:

  (i)
  termination by the Executive otherwise than in accordance with its terms (unless the circumstances are such as to entitle the Executive to treat himself as constructively dismissed); or

  (ii)
  termination by any member of the Group in accordance with any right to dismiss the Executive summarily for cause.

7.     Notification of Prudential

  The Executive shall notify Prudential in writing promptly upon becoming aware of any matter for which indemnity may be sought under paragraph 1, providing to Prudential all such information as the Executive has of the circumstances of the relevant matter, and shall thereafter notify Prudential of all developments in relation to such matter. The Executive acknowledges that Prudential may provide such information to its insurers and advisers and to any other member of the Group and agrees to respond promptly to all reasonable requests from Prudential in relation to any matter relating to the indemnity contained in paragraph 1.

2

8.     Conduct of Claims

  (a)
  The Executive shall, subject to paragraph 8(b), have conduct of the defence and settlement of any Claim, but Prudential shall have the right (but not the obligation) to associate itself with such Claim. Prudential shall not be required or, without the consent of the Executive (such consent not to be unreasonably withheld or delayed), permitted to assume the conduct of the Claim made against the Executive.

  (b)
  The Executive shall conduct all Claims diligently and competently using the legal and other representatives mutually acceptable to the Executive and Prudential. The Executive shall keep Prudential informed of the progress of any Claim and recognises the right of Prudential to provide at its discretion input into the conduct of any Claim. The Executive shall not settle or compromise any Claim without Prudential's consent (such consent not to be unreasonably withheld or delayed).

9.     Recovery against other persons

  If Prudential pays any amount in respect of any Loss and any Beneficiary is, or subsequently becomes, entitled to recover from any other person any amount in respect of such Loss (including without limitation by way of tax credit, allowance, repayment or relief), then, subject to there being no reasonable prospect of any Beneficiary being prejudiced and to Prudential agreeing to indemnify the Beneficiaries against all reasonable costs and expenses which might be incurred, Prudential may either:

  (a)
  request that the Executive take (or procure that any Dependant take) all reasonable steps to enforce such recovery. If Prudential so elects then the Executive must so act and must procure that all and any amounts recovered, less all reasonable costs, charges and expenses incurred and not recovered by any Beneficiary in making such recovery, will be applied in promptly repaying to Prudential the amount paid by Prudential in respect of the Loss; or

  (b)
  exercise its right to be subrogated to the extent of such payment to any or all the Beneficiaries' rights of recovery against third parties in respect of the payment. If Prudential so elects then the Executive shall (or shall procure that the Dependants shall), promptly on request from Prudential, execute all papers reasonably required and shall do everything necessary to enable Prudential to bring, maintain and conclude an action effectively, either in the name of all or any Beneficiaries or in its own name, at Prudential's discretion.

10.   Recovery under other indemnities and insurance

  (a)
  Subject to paragraph 10(c), the Executive agrees to take, and to procure that the Dependants take, all reasonable steps to claim and recover under any other indemnity or insurance policy before he makes a claim under the indemnity contained in paragraph 1. The indemnity contained in paragraph 1 operates only in excess of any right to indemnity or insurance which any Beneficiary may have (irrespective of any wording to the contrary in any indemnity or insurance policy concerned), and no person other than the Executive shall have the right to pursue any claim against Prudential under the indemnity contained in paragraph 1 (or to seek contribution from Prudential) whether in its own name or that of any Beneficiary.

3

  (b)
  Provided that the Executive complies with paragraph 10(a), Prudential will advance to the Executive the funds necessary to make a payment in respect of a Loss pending receipt by the Beneficiaries of the amounts due under any other indemnity and/or insurance policy in excess of which the indemnity contained in paragraph 1 operates. Any such advance will not operate to extinguish, erode or otherwise limit in any way whatsoever the Beneficiaries' entitlement under the other indemnity and/or insurance policy and the Executive shall remit (or shall procure that there shall be remitted) to Prudential all and any payments and/or benefits received pursuant thereto subsequent to the date of the advance required to repay the advance.

  (c)
  The obligation to take all reasonable steps to claim and recover under any other indemnity or insurance policy set out in paragraph 10(a) shall not operate in respect of any policy of executives' and officers' liability insurance for which any member of the Group is the named policyholder and which requires that any Beneficiary be indemnified by a member of the Group prior to any claim being brought under that policy.

11.   Deductions required to be made by Prudential or a Beneficiary

  (a)
  All amounts payable by Prudential to, or on behalf of, any Beneficiary under this indemnity will be paid without any deductions unless they are required by law. If any deductions are required by law, Prudential will pay to, or on behalf of, the Beneficiary an amount which will, after any deduction has been made, result in the Beneficiary receiving the same amount as the Beneficiary would have been entitled to receive in the absence of any requirement to make a deduction.

  (b)
  If any amount payable by Prudential under this indemnity is subject to tax in the hands of the Beneficiary in any jurisdiction, the amount payable will be increased so that the net amount received by the Executive after taking that tax into account is equal to the full amount which would have been received by the Beneficiary if that tax had not been payable.

  (c)
  To the extent that any Beneficiary obtains any tax credit, allowance, repayment or relief as a result of Prudential paying any increased amount under this paragraph 12, the Executive shall repay, or procure that the Dependant repays, to Prudential the amount necessary to reflect the principle that, after tax, the Beneficiary is to be put in the same position as if the deduction or charge to tax had not been required or incurred in the first place.

12.   No double recovery

  Notwithstanding the provisions of this Schedule, the Executive shall have the benefit of any indemnity, insurance, agreement, undertaking or commitment entered into with, or on his behalf by, any member of the Group whether before or after the date of the letter to which this indemnity is scheduled, provided that he shall not be entitled to recover more than once under this indemnity and any other indemnity, insurance, agreement, undertaking or commitment in respect of any Loss.

13.   Interpretation

  In this Schedule:

  (a)
  "Beneficiaries" mean the Executive and the Dependants;

  (b)
  "Claim" has the meaning ascribed to them in paragraph 1;

  (c)
  "Companies Act 1985" means the Companies Act 1985 as amended, modified, re-enacted or replaced from time to time;

4

  (d)
  "Dependant" means:

  (i)
  the Executive's spouse or civil partner;

  (ii)
  any other person (whether of a different sex or the same sex) with whom the Executive lives as partner in an enduring family relationship other than the Executive's grandparent or grandchild, sister, brother, aunt or uncle, or nephew or niece;

  (iii)
  the Executive's children or step-children;

  (iv)
  any children or step-children of a person within paragraph 13(d)(ii) (and who are not children or step-children of the Executive) who live with the Executive and have not attained the age of 18; and

  (v)
  the Executive's parents;

  (e)
  "director" shall include without limitation shadow director;

  (f)
  "Executive" means you;

  (g)
  "Group" means Prudential or any subsidiary or holding company of Prudential or any subsidiary of a holding company of Prudential;

  (h)
  "Losses" have the meaning ascribed to them in paragraph 1;

  (i)
  "Prudential" means Prudential plc;

  (j)
  "holding company" and "subsidiary" shall have the meanings ascribed to them in the Companies Act 1985;

  (k)
  references to a "conviction", "judgment" or "determination" is a reference to one that has become final. For these purposes, a conviction, judgment or determination becomes final:

  (i)
  if not appealed against, at the end of the period for bringing an appeal; or

  (ii)
  if appealed against, at the time when the appeal (or further appeal) is disposed of.

    An appeal is disposed of:

    (iii)
    if it is determined and the period for bringing any further appeal has ended; and

    (iv)
    if it is abandoned or otherwise ceases to have effect; and

  (l)
  any reference to the masculine shall as appropriate be a reference to the feminine.

14.   Claims and enforcement

  (a)
  Only Prudential shall be entitled to take steps in relation to the provisions of this Schedule. In taking any such step, Prudential may act for itself and/or on behalf of any of all other members of the Group.

  (b)
  Only the Executive and his personal representatives and estate shall be entitled to make a claim, and take any other steps, in relation to the provisions of this Schedule. In taking any such step, the Executive may act for himself and/or on behalf of any or all of the Dependants.

  (c)
  Subject to paragraphs 14(a) and (b), any person other than Prudential and the Executive may not enforce any of the provisions of this Schedule under the Contracts (Rights of Third Parties) Act 1999.

5

15.   Miscellaneous

  (a)
  The Executive may not assign or otherwise transfer any rights or obligations set out in this Schedule.

  (b)
  Any failure by Prudential or the Executive to exercise any right, power or privilege available under this Schedule is not a waiver for the purposes of this Schedule nor will any single or partial exercise thereof preclude any further exercise of any right, power or privilege.

  (c)
  The provisions of this Schedule may only be amended in writing signed by or on behalf of Prudential and the Executive.

  (d)
  If any provision of this Schedule is held to be illegal, invalid or unenforceable in whole or in part, the remaining provisions shall continue to be valid.

  (e)
  Prudential and the Executive acknowledge that any contract, agreement, commitment or undertaking in respect of the Executive's role as a director, officer, employee, trustee or representative of Prudential incorporates, and accordingly is made on and subject to, the provisions of the Memorandum and Articles of Association of Prudential.

16.   Governing law

  The provisions set out in this Schedule are governed by and must be interpreted in accordance with English law.

17.   Arbitration

  (a)
  Any dispute, controversy or claim arising out of or in connection with this Schedule shall be referred to and finally resolved by arbitration under the Rules or Arbitration of the International Chamber of Commerce ("ICC Rules") by three arbitrators appointed in accordance with the ICC Rules.

  (b)
  The seat of the arbitration shall be London and the language of the arbitration (in which each member of the tribunal shall be fluent) shall be English.

6

CONFIDENTIAL

Mr James Ross
Non-executive Director,
Prudential plc

11 April 2006

Dear James

DIRECTORS' AND OFFICERS' PROTECTION—CHANGES TO YOUR BENEFITS

 As a result of changes in the law relating to indemnities given to directors and officers, we have revised the form of indemnity to take advantage of the additional protections now available. This new indemnity is set out in the Schedule to this letter, and is in addition to the indemnity that you already hold.

In summary, you now have the following benefits, to the extent maintained by Prudential plc (Prudential) or its subsidiaries (within the meaning of the Companies Act 1985) (the Group) from time to time:

(a)
Directors' and officers' liability insurance cover, subject to its terms and conditions;

(b)
An indemnity from Prudential, which you already hold; and

(c)
A new indemnity from Prudential, as set out in the Schedule to this letter.

Any amount payable to you under (a), (b) or (c) above shall not be offset against any amount payable by you which is contemplated under your employment contract or letter of appointment.

The indemnity in the Schedule will take effect as from 6 April 2005 and will supersede the indemnity you already hold only for the period from 6 April 2005 onwards. If you are an employee within the Group, it will be deemed to be incorporated in, and constitute an agreed amendment of, the terms and conditions of your employment.

You will continue to be eligible under the discretionary payments policy adopted by Prudential (subject to regular review) as set out in the separate letter to you dated 10 June 2004 (or later if you joined the Prudential after that date). The directors of Prudential and certain employees of the Group may rely on the existence of this policy to protect them from personal liability arising out of the bona fide performance of their duties.

Please countersign and date the enclosed duplicate of this letter and return it to me under cover marked private and confidential.

Yours sincerely

/s/ Peter Maynard

.........................................................
Peter Maynard
Company Secretary

Acknowledged and Agreed:

/s/ James Ross

.........................................................

Date May 17th 2006

Schedule

Indemnity

1.     Indemnity

  Subject to the following paragraphs of this Schedule, Prudential undertakes to indemnify each Beneficiary and hold each Beneficiary harmless against any and all losses, damages, costs, liabilities, demands, charges, penalties, fines or expenses (including without limitation any and all losses, costs, liabilities, charges or expenses properly and reasonably suffered or incurred (including advisory fees) in investigating, responding to, preparing for or disputing any claim, action, demand, proceedings, investigation, judgment or award, in each case whether or not successful, compromised or settled, which may be instituted, made, threatened or alleged against or otherwise involve any of the Beneficiaries in any jurisdiction (each a "Claim")) which the Beneficiaries may suffer or incur in any jurisdiction ("Losses") and which in any such case arise out of the carrying out or performance, whether before or after the date of the letter to which this indemnity is scheduled, by the Executive of the Executive's duties as a director, officer, employee, trustee, representative or like position of any member of the Group or as a director, officer, employee, trustee, governor, councillor, representative or like position in any external organisation where such position is held at the request of any member of the Group or as a result of being a director, officer, employee, trustee or representative, or holding like position in respect, of any member of the Group.

2.     Indemnity to take effect subject to law and regulation

  The indemnity contained in paragraph 1 shall not apply to the extent that it would be void by virtue of, or contravenes, the Companies Act 1985 or any other applicable law or regulation (including without limitation listing rules).

3.     Proceedings for which indemnity cannot be claimed

  Subject to paragraph 5, the indemnity contained in paragraph 1 shall not extend to any liability incurred by the Executive, (i) to any member of the Group, (ii) to pay a fine imposed in criminal proceedings, (iii) to pay a sum payable to a regulatory authority by way of a penalty in respect of non-compliance with any requirement of a regulatory nature (however arising), (iv) in defending any criminal proceedings in which the Executive is convicted, (v) as a result of, or in connection with any act or omission by the Executive which is determined by any relevant court, tribunal or other legal or regulatory authority, or otherwise judicially determined, to constitute fraud, dishonesty, bad faith, wilful default or criminal act on the part of the Executive, (vi) in defending civil proceedings brought by any member of the Group in which judgment is given against the Executive or (vii) in connection with any application under section 114(3) or (4) or 727 of the Companies Act 1985 in which the Court refuses to grant relief to the Executive.

4.     Loss of earnings and of other employment benefits

  The indemnity contained in paragraph 1 shall not apply in respect of any loss of earnings or of any other employment benefit, including but not limited to rights to bonus or other monetary incentives, share options or other share-based incentives or pension or other retirement benefits, which any Beneficiary may suffer as a result of any period of disqualification imposed by any relevant court, tribunal or other legal or regulatory authority.

5.     Advances in respect of proceedings

  Where any Beneficiary properly and reasonably suffers or incurs losses, costs, liabilities, charges or expenses (including without limitation advisory fees) in investigating, responding to, preparing for or disputing any Claim, the Executive shall be entitled to claim indemnity under paragraph 1 (for himself and/or on behalf of any Beneficiary) forthwith after the same becomes due and payable by the Beneficiary, provided that if such Claim:

  (a)
  relates to a criminal offence in relation to which the Executive is convicted;

  (b)
  relates to civil proceedings brought by any member of the Group in which judgment is given against the Executive;

  (c)
  relate to any matters in respect of which any relevant court, tribunal or other legal or regulatory authority determines that any act or omission by the Executive constitutes fraud, dishonesty, bad faith or wilful default on the part of the Executive; or

  (d)
  relates to any application under sections 144(3) or (4) or 727 of the Companies Act 1985 in which the Court refuses to grant the Executive relief,

  Prudential shall be entitled to refuse to provide indemnification (or, as the case may be, any further indemnification) pursuant to the indemnity contained in paragraph 1 and where Prudential has already paid amounts to the Executive pursuant to the indemnity contained in paragraph 1, such amounts shall be reimbursed to Prudential by the Executive not later than (i) in the event of the Executive being convicted, the date on which such conviction has become final, (ii) in the event of judgment being given against the Executive, the date on which such judgment has become final or (iii) in the event of the court refusing to grant the Executive relief on the application, the date on which such refusal for relief has become final.

6.     Termination and survival

  The provisions of this Schedule shall survive:

  (a)
  the Executive moving to another role within the Group which does not have the benefit of an indemnity equivalent to the indemnity contained in paragraph 1; and

  (b)
  the termination of an appointment of the Executive which is held at the request of any member of the Group, excluding:

  (i)
  termination by the Executive otherwise than in accordance with its terms (unless the circumstances are such as to entitle the Executive to treat himself as constructively dismissed); or

  (ii)
  termination by any member of the Group in accordance with any right to dismiss the Executive summarily for cause.

7.     Notification of Prudential

  The Executive shall notify Prudential in writing promptly upon becoming aware of any matter for which indemnity may be sought under paragraph 1, providing to Prudential all such information as the Executive has of the circumstances of the relevant matter, and shall thereafter notify Prudential of all developments in relation to such matter. The Executive acknowledges that Prudential may provide such information to its insurers and advisers and to any other member of the Group and agrees to respond promptly to all reasonable requests from Prudential in relation to any matter relating to the indemnity contained in paragraph 1.

2

8.     Conduct of Claims

  (a)
  The Executive shall, subject to paragraph 8(b), have conduct of the defence and settlement of any Claim, but Prudential shall have the right (but not the obligation) to associate itself with such Claim. Prudential shall not be required or, without the consent of the Executive (such consent not to be unreasonably withheld or delayed), permitted to assume the conduct of the Claim made against the Executive.

  (b)
  The Executive shall conduct all Claims diligently and competently using the legal and other representatives mutually acceptable to the Executive and Prudential. The Executive shall keep Prudential informed of the progress of any Claim and recognises the right of Prudential to provide at its discretion input into the conduct of any Claim. The Executive shall not settle or compromise any Claim without Prudential's consent (such consent not to be unreasonably withheld or delayed).

9.     Recovery against other persons

  If Prudential pays any amount in respect of any Loss and any Beneficiary is, or subsequently becomes, entitled to recover from any other person any amount in respect of such Loss (including without limitation by way of tax credit, allowance, repayment or relief), then, subject to there being no reasonable prospect of any Beneficiary being prejudiced and to Prudential agreeing to indemnify the Beneficiaries against all reasonable costs and expenses which might be incurred, Prudential may either:

  (a)
  request that the Executive take (or procure that any Dependant take) all reasonable steps to enforce such recovery. If Prudential so elects then the Executive must so act and must procure that all and any amounts recovered, less all reasonable costs, charges and expenses incurred and not recovered by any Beneficiary in making such recovery, will be applied in promptly repaying to Prudential the amount paid by Prudential in respect of the Loss; or

  (b)
  exercise its right to be subrogated to the extent of such payment to any or all the Beneficiaries' rights of recovery against third parties in respect of the payment. If Prudential so elects then the Executive shall (or shall procure that the Dependants shall), promptly on request from Prudential, execute all papers reasonably required and shall do everything necessary to enable Prudential to bring, maintain and conclude an action effectively, either in the name of all or any Beneficiaries or in its own name, at Prudential's discretion.

10.   Recovery under other indemnities and insurance

  (a)
  Subject to paragraph 10(c), the Executive agrees to take, and to procure that the Dependants take, all reasonable steps to claim and recover under any other indemnity or insurance policy before he makes a claim under the indemnity contained in paragraph 1. The indemnity contained in paragraph 1 operates only in excess of any right to indemnity or insurance which any Beneficiary may have (irrespective of any wording to the contrary in any indemnity or insurance policy concerned), and no person other than the Executive shall have the right to pursue any claim against Prudential under the indemnity contained in paragraph 1 (or to seek contribution from Prudential) whether in its own name or that of any Beneficiary.

3

  (b)
  Provided that the Executive complies with paragraph 10(a), Prudential will advance to the Executive the funds necessary to make a payment in respect of a Loss pending receipt by the Beneficiaries of the amounts due under any other indemnity and/or insurance policy in excess of which the indemnity contained in paragraph 1 operates. Any such advance will not operate to extinguish, erode or otherwise limit in any way whatsoever the Beneficiaries' entitlement under the other indemnity and/or insurance policy and the Executive shall remit (or shall procure that there shall be remitted) to Prudential all and any payments and/or benefits received pursuant thereto subsequent to the date of the advance required to repay the advance.

  (c)
  The obligation to take all reasonable steps to claim and recover under any other indemnity or insurance policy set out in paragraph 10(a) shall not operate in respect of any policy of executives' and officers' liability insurance for which any member of the Group is the named policyholder and which requires that any Beneficiary be indemnified by a member of the Group prior to any claim being brought under that policy.

11.   Deductions required to be made by Prudential or a Beneficiary

  (a)
  All amounts payable by Prudential to, or on behalf of, any Beneficiary under this indemnity will be paid without any deductions unless they are required by law. If any deductions are required by law, Prudential will pay to, or on behalf of, the Beneficiary an amount which will, after any deduction has been made, result in the Beneficiary receiving the same amount as the Beneficiary would have been entitled to receive in the absence of any requirement to make a deduction.

  (b)
  If any amount payable by Prudential under this indemnity is subject to tax in the hands of the Beneficiary in any jurisdiction, the amount payable will be increased so that the net amount received by the Executive after taking that tax into account is equal to the full amount which would have been received by the Beneficiary if that tax had not been payable.

  (c)
  To the extent that any Beneficiary obtains any tax credit, allowance, repayment or relief as a result of Prudential paying any increased amount under this paragraph 12, the Executive shall repay, or procure that the Dependant repays, to Prudential the amount necessary to reflect the principle that, after tax, the Beneficiary is to be put in the same position as if the deduction or charge to tax had not been required or incurred in the first place.

12.   No double recovery

  Notwithstanding the provisions of this Schedule, the Executive shall have the benefit of any indemnity, insurance, agreement, undertaking or commitment entered into with, or on his behalf by, any member of the Group whether before or after the date of the letter to which this indemnity is scheduled, provided that he shall not be entitled to recover more than once under this indemnity and any other indemnity, insurance, agreement, undertaking or commitment in respect of any Loss.

13.   Interpretation

  In this Schedule:

  (a)
  "Beneficiaries" mean the Executive and the Dependants;

  (b)
  "Claim" has the meaning ascribed to them in paragraph 1;

  (c)
  "Companies Act 1985" means the Companies Act 1985 as amended, modified, re-enacted or replaced from time to time;

4

  (d)
  "Dependant" means:

  (i)
  the Executive's spouse or civil partner;

  (ii)
  any other person (whether of a different sex or the same sex) with whom the Executive lives as partner in an enduring family relationship other than the Executive's grandparent or grandchild, sister, brother, aunt or uncle, or nephew or niece;

  (iii)
  the Executive's children or step-children;

  (iv)
  any children or step-children of a person within paragraph 13(d)(ii) (and who are not children or step-children of the Executive) who live with the Executive and have not attained the age of 18; and

  (v)
  the Executive's parents;

  (e)
  "director" shall include without limitation shadow director;

  (f)
  "Executive" means you;

  (g)
  "Group" means Prudential or any subsidiary or holding company of Prudential or any subsidiary of a holding company of Prudential;

  (h)
  "Losses" have the meaning ascribed to them in paragraph 1;

  (i)
  "Prudential" means Prudential plc;

  (j)
  "holding company" and "subsidiary" shall have the meanings ascribed to them in the Companies Act 1985;

  (k)
  references to a "conviction", "judgment" or "determination" is a reference to one that has become final. For these purposes, a conviction, judgment or determination becomes final:

  (i)
  if not appealed against, at the end of the period for bringing an appeal; or

  (ii)
  if appealed against, at the time when the appeal (or further appeal) is disposed of.

    An appeal is disposed of:

    (iii)
    if it is determined and the period for bringing any further appeal has ended; and

    (iv)
    if it is abandoned or otherwise ceases to have effect; and

  (l)
  any reference to the masculine shall as appropriate be a reference to the feminine.

14.   Claims and enforcement

  (a)
  Only Prudential shall be entitled to take steps in relation to the provisions of this Schedule. In taking any such step, Prudential may act for itself and/or on behalf of any of all other members of the Group.

  (b)
  Only the Executive and his personal representatives and estate shall be entitled to make a claim, and take any other steps, in relation to the provisions of this Schedule. In taking any such step, the Executive may act for himself and/or on behalf of any or all of the Dependants.

  (c)
  Subject to paragraphs 14(a) and (b), any person other than Prudential and the Executive may not enforce any of the provisions of this Schedule under the Contracts (Rights of Third Parties) Act 1999.

5

15.   Miscellaneous

  (a)
  The Executive may not assign or otherwise transfer any rights or obligations set out in this Schedule.

  (b)
  Any failure by Prudential or the Executive to exercise any right, power or privilege available under this Schedule is not a waiver for the purposes of this Schedule nor will any single or partial exercise thereof preclude any further exercise of any right, power or privilege.

  (c)
  The provisions of this Schedule may only be amended in writing signed by or on behalf of Prudential and the Executive.

  (d)
  If any provision of this Schedule is held to be illegal, invalid or unenforceable in whole or in part, the remaining provisions shall continue to be valid.

  (e)
  Prudential and the Executive acknowledge that any contract, agreement, commitment or undertaking in respect of the Executive's role as a director, officer, employee, trustee or representative of Prudential incorporates, and accordingly is made on and subject to, the provisions of the Memorandum and Articles of Association of Prudential.

16.   Governing law

  The provisions set out in this Schedule are governed by and must be interpreted in accordance with English law.

17.   Arbitration

  (a)
  Any dispute, controversy or claim arising out of or in connection with this Schedule shall be referred to and finally resolved by arbitration under the Rules or Arbitration of the International Chamber of Commerce ("ICC Rules") by three arbitrators appointed in accordance with the ICC Rules.

  (b)
  The seat of the arbitration shall be London and the language of the arbitration (in which each member of the tribunal shall be fluent) shall be English.

6

CONFIDENTIAL

Lord Turnbull, KCB CVO
Non-executive Director
Prudential plc

18 May 2006

Dear Lord Turnbull

DIRECTORS' AND OFFICERS' PROTECTION—YOUR BENEFITS

 This letter is to confirm that you will be entitled to the following benefits relating to directors' and officers' protection against personal liability, to the extent such benefits are maintained by Prudential plc (Prudential) or its subsidiaries (within the meaning of the Companies Act 1985) (the Group) from time to time:

(a)
Directors' and officers' liability insurance cover, subject to its terms and conditions; and

(b)
An indemnity from Prudential, as set out in the Schedule to this letter.

Any amount payable to you under (a) or (b) above shall not be offset against any amount payable by you which is contemplated under your employment contract or letter of appointment.

The indemnity in the Schedule will take effect from the later of 6 April 2005 and the start date of your employment or appointment within the Group in your current post pursuant to your employment contract or letter of appointment. If you are an employee within the Group, it will be deemed to be incorporated in the terms and conditions of your employment.

You will be eligible under the discretionary payments policy adopted by Prudential (subject to regular review), as set out in a separate letter to you. The directors of Prudential and certain employees of the Group may rely on the existence of this policy to protect them from personal liability arising out of the bona fide performance of their duties.

Please countersign and date the enclosed duplicate of this letter and return it to me under cover marked private and confidential.

Yours sincerely

/s/ Peter Maynard

.........................................................
Peter Maynard
Company Secretary

Acknowledged and Agreed:

/s/ Andrew Turnbull

.........................................................

Date 18/5/06

Schedule
Indemnity

1.     Indemnity

  Subject to the following paragraphs of this Schedule, Prudential undertakes to indemnify each Beneficiary and hold each Beneficiary harmless against any and all losses, damages, costs, liabilities, demands, charges, penalties, fines or expenses (including without limitation any and all losses, costs, liabilities, charges or expenses properly and reasonably suffered or incurred (including advisory fees) in investigating, responding to, preparing for or disputing any claim, action, demand, proceedings, investigation, judgment or award, in each case whether or not successful, compromised or settled, which may be instituted, made, threatened or alleged against or otherwise involve any of the Beneficiaries in any jurisdiction (each a "Claim")) which the Beneficiaries may suffer or incur in any jurisdiction ("Losses") and which in any such case arise out of the carrying out or performance, whether before or after the date of the letter to which this indemnity is scheduled, by the Executive of the Executive's duties as a director, officer, employee, trustee, representative or like position of any member of the Group or as a director, officer, employee, trustee, governor, councillor, representative or like position in any external organisation where such position is held at the request of any member of the Group or as a result of being a director, officer, employee, trustee or representative, or holding like position in respect, of any member of the Group.

2.     Indemnity to take effect subject to law and regulation

  The indemnity contained in paragraph 1 shall not apply to the extent that it would be void by virtue of, or contravenes, the Companies Act 1985 or any other applicable law or regulation (including without limitation listing rules).

3.     Proceedings for which indemnity cannot be claimed

  Subject to paragraph 5, the indemnity contained in paragraph 1 shall not extend to any liability incurred by the Executive, (i) to any member of the Group, (ii) to pay a fine imposed in criminal proceedings, (iii) to pay a sum payable to a regulatory authority by way of a penalty in respect of non-compliance with any requirement of a regulatory nature (however arising), (iv) in defending any criminal proceedings in which the Executive is convicted, (v) as a result of, or in connection with any act or omission by the Executive which is determined by any relevant court, tribunal or other legal or regulatory authority, or otherwise judicially determined, to constitute fraud, dishonesty, bad faith, wilful default or criminal act on the part of the Executive, (vi) in defending civil proceedings brought by any member of the Group in which judgment is given against the Executive or (vii) in connection with any application under section 114(3) or (4) or 727 of the Companies Act 1985 in which the Court refuses to grant relief to the Executive.

4.     Loss of earnings and of other employment benefits

  The indemnity contained in paragraph 1 shall not apply in respect of any loss of earnings or of any other employment benefit, including but not limited to rights to bonus or other monetary incentives, share options or other share-based incentives or pension or other retirement benefits, which any Beneficiary may suffer as a result of any period of disqualification imposed by any relevant court, tribunal or other legal or regulatory authority.

5.     Advances in respect of proceedings

  Where any Beneficiary properly and reasonably suffers or incurs losses, costs, liabilities, charges or expenses (including without limitation advisory fees) in investigating, responding to, preparing for or disputing any Claim, the Executive shall be entitled to claim indemnity under paragraph 1 (for himself and/or on behalf of any Beneficiary) forthwith after the same becomes due and payable by the Beneficiary, provided that if such Claim:

  (a)
  relates to a criminal offence in relation to which the Executive is convicted;

  (b)
  relates to civil proceedings brought by any member of the Group in which judgment is given against the Executive;

  (c)
  relate to any matters in respect of which any relevant court, tribunal or other legal or regulatory authority determines that any act or omission by the Executive constitutes fraud, dishonesty, bad faith or wilful default on the part of the Executive; or

  (d)
  relates to any application under sections 144(3) or (4) or 727 of the Companies Act 1985 in which the Court refuses to grant the Executive relief,

  Prudential shall be entitled to refuse to provide indemnification (or, as the case may be, any further indemnification) pursuant to the indemnity contained in paragraph 1 and where Prudential has already paid amounts to the Executive pursuant to the indemnity contained in paragraph 1, such amounts shall be reimbursed to Prudential by the Executive not later than (i) in the event of the Executive being convicted, the date on which such conviction has become final, (ii) in the event of judgment being given against the Executive, the date on which such judgment has become final or (iii) in the event of the court refusing to grant the Executive relief on the application, the date on which such refusal for relief has become final.

6.     Termination and survival

  The provisions of this Schedule shall survive:

  (a)
  the Executive moving to another role within the Group which does not have the benefit of an indemnity equivalent to the indemnity contained in paragraph 1; and

  (b)
  the termination of an appointment of the Executive which is held at the request of any member of the Group, excluding:

  (i)
  termination by the Executive otherwise than in accordance with its terms (unless the circumstances are such as to entitle the Executive to treat himself as constructively dismissed); or

  (ii)
  termination by any member of the Group in accordance with any right to dismiss the Executive summarily for cause.

7.     Notification of Prudential

  The Executive shall notify Prudential in writing promptly upon becoming aware of any matter for which indemnity may be sought under paragraph 1, providing to Prudential all such information as the Executive has of the circumstances of the relevant matter, and shall thereafter notify Prudential of all developments in relation to such matter. The Executive acknowledges that Prudential may provide such information to its insurers and advisers and to any other member of the Group and agrees to respond promptly to all reasonable requests from Prudential in relation to any matter relating to the indemnity contained in paragraph 1.

8.     Conduct of Claims

  (a)
  The Executive shall, subject to paragraph 8(b), have conduct of the defence and settlement of any Claim, but Prudential shall have the right (but not the obligation) to associate itself with such Claim. Prudential shall not be required or, without the consent of the Executive (such consent not to be unreasonably withheld or delayed), permitted to assume the conduct of the Claim made against the Executive.

  (b)
  The Executive shall conduct all Claims diligently and competently using the legal and other representatives mutually acceptable to the Executive and Prudential. The Executive shall keep Prudential informed of the progress of any Claim and recognises the right of Prudential to provide at its discretion input into the conduct of any Claim. The Executive shall not settle or compromise any Claim without Prudential's consent (such consent not to be unreasonably withheld or delayed).

9.     Recovery against other persons

  If Prudential pays any amount in respect of any Loss and any Beneficiary is, or subsequently becomes, entitled to recover from any other person any amount in respect of such Loss (including without limitation by way of tax credit, allowance, repayment or relief), then, subject to there being no reasonable prospect of any Beneficiary being prejudiced and to Prudential agreeing to indemnify the Beneficiaries against all reasonable costs and expenses which might be incurred, Prudential may either:

  (a)
  request that the Executive take (or procure that any Dependant take) all reasonable steps to enforce such recovery. If Prudential so elects then the Executive must so act and must procure that all and any amounts recovered, less all reasonable costs, charges and expenses incurred and not recovered by any Beneficiary in making such recovery, will be applied in promptly repaying to Prudential the amount paid by Prudential in respect of the Loss; or

  (b)
  exercise its right to be subrogated to the extent of such payment to any or all the Beneficiaries' rights of recovery against third parties in respect of the payment. If Prudential so elects then the Executive shall (or shall procure that the Dependants shall), promptly on request from Prudential, execute all papers reasonably required and shall do everything necessary to enable Prudential to bring, maintain and conclude an action effectively, either in the name of all or any Beneficiaries or in its own name, at Prudential's discretion.

10.   Recovery under other indemnities and insurance

  (a)
  Subject to paragraph 10(c), the Executive agrees to take, and to procure that the Dependants take, all reasonable steps to claim and recover under any other indemnity or insurance policy before he makes a claim under the indemnity contained in paragraph 1. The indemnity contained in paragraph 1 operates only in excess of any right to indemnity or insurance which any Beneficiary may have (irrespective of any wording to the contrary in any indemnity or insurance policy concerned), and no person other than the Executive shall have the right to pursue any claim against Prudential under the indemnity contained in paragraph 1 (or to seek contribution from Prudential) whether in its own name or that of any Beneficiary.

  (b)
  Provided that the Executive complies with paragraph 10(a), Prudential will advance to the Executive the funds necessary to make a payment in respect of a Loss pending receipt by the Beneficiaries of the amounts due under any other indemnity and/or insurance policy in excess of which the indemnity contained in paragraph 1 operates. Any such advance will not operate to extinguish, erode or otherwise limit in any way whatsoever the Beneficiaries' entitlement under the other indemnity and/or insurance policy and the Executive shall remit (or shall procure that there shall be remitted) to Prudential all and any payments and/or benefits received pursuant thereto subsequent to the date of the advance required to repay the advance.

  (c)
  The obligation to take all reasonable steps to claim and recover under any other indemnity or insurance policy set out in paragraph 10(a) shall not operate in respect of any policy of executives' and officers' liability insurance for which any member of the Group is the named policyholder and which requires that any Beneficiary be indemnified by a member of the Group prior to any claim being brought under that policy.

11.   Deductions required to be made by Prudential or a Beneficiary

  (a)
  All amounts payable by Prudential to, or on behalf of, any Beneficiary under this indemnity will be paid without any deductions unless they are required by law. If any deductions are required by law, Prudential will pay to, or on behalf of, the Beneficiary an amount which will, after any deduction has been made, result in the Beneficiary receiving the same amount as the Beneficiary would have been entitled to receive in the absence of any requirement to make a deduction.

  (b)
  If any amount payable by Prudential under this indemnity is subject to tax in the hands of the Beneficiary in any jurisdiction, the amount payable will be increased so that the net amount received by the Executive after taking that tax into account is equal to the full amount which would have been received by the Beneficiary if that tax had not been payable.

  (c)
  To the extent that any Beneficiary obtains any tax credit, allowance, repayment or relief as a result of Prudential paying any increased amount under this paragraph 12, the Executive shall repay, or procure that the Dependant repays, to Prudential the amount necessary to reflect the principle that, after tax, the Beneficiary is to be put in the same position as if the deduction or charge to tax had not been required or incurred in the first place.

12.   No double recovery

  Notwithstanding the provisions of this Schedule, the Executive shall have the benefit of any indemnity, insurance, agreement, undertaking or commitment entered into with, or on his behalf by, any member of the Group whether before or after the date of the letter to which this indemnity is scheduled, provided that he shall not be entitled to recover more than once under this indemnity and any other indemnity, insurance, agreement, undertaking or commitment in respect of any Loss.

13.   Interpretation

  In this Schedule:

  (a)
  "Beneficiaries" mean the Executive and the Dependants;

  (b)
  "Claim" has the meaning ascribed to them in paragraph 1;

  (c)
  "Companies Act 1985" means the Companies Act 1985 as amended, modified, re-enacted or replaced from time to time;

  (d)
  "Dependant" means:

  (i)
  the Executive's spouse or civil partner;

  (ii)
  any other person (whether of a different sex or the same sex) with whom the Executive lives as partner in an enduring family relationship other than the Executive's grandparent or grandchild, sister, brother, aunt or uncle, or nephew or niece;

  (iii)
  the Executive's children or step-children;

  (iv)
  any children or step-children of a person within paragraph 13(d)(ii) (and who are not children or step-children of the Executive) who live with the Executive and have not attained the age of 18; and

  (v)
  the Executive's parents;

  (e)
  "director" shall include without limitation shadow director;

  (f)
  "Executive" means you;

  (g)
  "Group" means Prudential or any subsidiary or holding company of Prudential or any subsidiary of a holding company of Prudential;

  (h)
  "Losses" have the meaning ascribed to them in paragraph 1;

  (i)
  "Prudential" means Prudential plc;

  (j)
  "holding company" and "subsidiary" shall have the meanings ascribed to them in the Companies Act 1985;

  (k)
  references to a "conviction", "judgment" or "determination" is a reference to one that has become final. For these purposes, a conviction, judgment or determination becomes final:

  (i)
  if not appealed against, at the end of the period for bringing an appeal; or

  (ii)
  if appealed against, at the time when the appeal (or further appeal) is disposed of.

    An appeal is disposed of:

    (iii)
    if it is determined and the period for bringing any further appeal has ended; and

    (iv)
    if it is abandoned or otherwise ceases to have effect; and

  (l)
  any reference to the masculine shall as appropriate be a reference to the feminine.

14.   Claims and enforcement

  (a)
  Only Prudential shall be entitled to take steps in relation to the provisions of this Schedule. In taking any such step, Prudential may act for itself and/or on behalf of any of all other members of the Group.

  (b)
  Only the Executive and his personal representatives and estate shall be entitled to make a claim, and take any other steps, in relation to the provisions of this Schedule. In taking any such step, the Executive may act for himself and/or on behalf of any or all of the Dependants.

  (c)
  Subject to paragraphs 14(a) and (b), any person other than Prudential and the Executive may not enforce any of the provisions of this Schedule under the Contracts (Rights of Third Parties) Act 1999.

15.   Miscellaneous

  (a)
  The Executive may not assign or otherwise transfer any rights or obligations set out in this Schedule.

  (b)
  Any failure by Prudential or the Executive to exercise any right, power or privilege available under this Schedule is not a waiver for the purposes of this Schedule nor will any single or partial exercise thereof preclude any further exercise of any right, power or privilege.

  (c)
  The provisions of this Schedule may only be amended in writing signed by or on behalf of Prudential and the Executive.

  (d)
  If any provision of this Schedule is held to be illegal, invalid or unenforceable in whole or in part, the remaining provisions shall continue to be valid.

  (e)
  Prudential and the Executive acknowledge that any contract, agreement, commitment or undertaking in respect of the Executive's role as a director, officer, employee, trustee or representative of Prudential incorporates, and accordingly is made on and subject to, the provisions of the Memorandum and Articles of Association of Prudential.

16.   Governing law

  The provisions set out in this Schedule are governed by and must be interpreted in accordance with English law.

17.   Arbitration

  (a)
  Any dispute, controversy or claim arising out of or in connection with this Schedule shall be referred to and finally resolved by arbitration under the Rules or Arbitration of the International Chamber of Commerce ("ICC Rules") by three arbitrators appointed in accordance with the ICC Rules.

  (b)
  The seat of the arbitration shall be London and the language of the arbitration (in which each member of the tribunal shall be fluent) shall be English.

QuickLinks

  Exhibit 4.7
Mr Keki Dadiseth
Mr Michael Garrett
Mrs Bridget Macaskill
Mr Roberto Mendoza
Ms Kathleen O'Donovon
Mr James Ross
Lord Turnbull, KCB CVO